Exhibit 10.18

CAPITOL TOWER
AUSTIN, TEXAS

OFFICE LEASE AGREEMENT

BETWEEN

EQC CAPITOL TOWER PROPERTY LLC
(“LANDLORD”)

AND

CROWDSTRIKE, INC.
(“TENANT”)

Exhibits:

Exhibit A    -    Outline and Location of Premises
Exhibit A-1 -     Outline and Location of Offer Space
Exhibit A-2 -     Outline and Location of ROFR Space
Exhibit B    -    Expenses and Taxes
Exhibit C    -    Work Letter
Schedule C-1 -     Space Plans
Exhibit D    -    Premises Acceptance Letter
Exhibit E    -    Building Rules and Regulations
Exhibit F    -    Additional Provisions
Exhibit F-1    -    Form of Letter of Credit
Exhibit G    -    Intentionally Omitted
Exhibit G-1 -    State Specific Rider
Exhibit H -     Parking Agreement
Exhibit H-1 -     Parking Facility Rules
Exhibit I     -    Form of Subordination, Non-Disturbance and Attornment Agreement

i

OFFICE LEASE AGREEMENT
THIS OFFICE LEASE AGREEMENT (this “Lease”) is made and entered into as of April 20, 2018 (the “Effective Date”), by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”).
1.Basic Lease Information.
1.01.“Building” shall mean the building located at 206 East 9th Street, Austin, Texas, commonly known as Capitol Tower. “Rentable Square Footage of the Building” is deemed to be 175,510 square feet.
1.02.“Premises” shall mean the area shown on Exhibit A to this Lease. The Premises is located on the 14th floor and known as Suite 1400. If the Premises include one or more floors in their entirety, all corridors and restroom facilities located on such full floor(s) shall be considered part of the Premises. The “Rentable Square Footage of the Premises” is deemed to be 25,805 square feet. Landlord and Tenant stipulate and agree that the Rentable Square Footage of the Building and the Rentable Square Footage of the Premises are correct and shall not be remeasured, unless there is an actual physical change in the Premises or the Building.
1.03.“Base Rent”:

Full Calendar Months of Term (together with any partial calendar months at the beginning of the Term, as indicated below)	Annual Base Rent	Annual Rate Per Square Foot	Monthly Base Rent
Commencement Date – Last day of 12th full calendar month of Term	$812,857.56	$31.50	$67,738.13
13th – 24th	$837,372.24	$32.45	$69,781.02
25th – 36th	$862,403.16	$33.42	$71,866.93
37th – 48th	$888,208.08	$34.42	$74,017.34
49th – 60th	$914,787.24	$35.45	$76,232.27
61st – 72nd	$942,140.52	$36.51	$78,511.71
73rd	$970,526.04	$37.61	$80,877.17

Notwithstanding anything in this Section of this Lease to the contrary, so long as Tenant is not in Material Default (as defined in Section 18) under this Lease, Tenant shall be entitled to an abatement of the entire Base Rent due for the Premises initially described in this Lease during the 1st full calendar month of the Term (as defined in Section 1.06) (the "Rent Abatement Period"). The total amount of Base Rent abated during the Rent Abatement Period shall be referred to as the "Abated Base Rent". If Tenant Defaults (as defined in Section 18) at any time during the Term and such Default results in termination of this Lease, all Abated Base Rent shall immediately become due and payable. The payment by Tenant of the Abated Base Rent in the event of such Default shall not limit or affect any of Landlord's other rights, pursuant to this Lease or at law or in equity. During the Rent Abatement Period, only Base Rent with respect to the Premises initially described in this Lease shall be abated, and all Additional Rent and other costs and charges specified in this Lease shall remain as due and payable pursuant to the provisions of this Lease.

1.04.“Tenant’s Pro Rata Share”: 14.7029%.
1.05.“Fiscal Year” shall mean the fiscal year for Taxes for the applicable jurisdiction, which is currently from the beginning of January to the end of December.
1.06.“Term”: A period of 73 full calendar months, plus any partial calendar month at the beginning of the Term, commencing on the Commencement Date (defined below) and, unless terminated earlier in accordance with this Lease, ending on the last day of the 73rd full calendar month of the Term (the “Termination Date”). The “Commencement Date” shall mean date that is the earlier of: (a) 150 days after the Premises Delivery Date (defined below), (b) the date on which Tenant first occupies the Premises for the purpose of conducting its business, or (c) the date on which Tenant receives from the appropriate governmental authorities, with respect to the Initial Alterations, all approvals necessary for the occupancy of the Premises. The "Premises Delivery Date" shall mean the date on which Landlord delivers possession of the Premises to Tenant free from occupancy of any other party and free of all Mutual Mobile personal property. Tenant shall have the right to extend the Term of this Lease as set forth in Exhibit F.
1.07.“Allowance”: shall mean an amount equal to $1,032,200.00 ($40.00 per Rentable Square Foot in the Premises), which shall be used and paid in accordance with the terms of Exhibit C.
1.08.“Security Deposit”: $800,000.00, which shall be in the form of a letter of credit, as more fully described in Section 6, and is subject to reduction as provided in Section IV of Exhibit F.
1.09.Intentionally Omitted
1.10.“Broker(s)”: Collectively the “Landlord’s Broker”, which is Jones Lang LaSalle, and the “Tenant’s Broker”, which is Jones Lang LaSalle.
1.11.“Permitted Use”: General office purposes, and for no other use or purpose.

1.12.“Notice Address(es)”:

Landlord:	Tenant:
Equity Commonwealth Management LLC
Two North Riverside Plaza
Suite 2100
Chicago, Illinois 60606
Attn: Legal Department - Leasing
With a copy to:
Equity Commonwealth Management LLC
Two North Riverside Plaza
Suite 2100
Chicago, Illinois 60606
Attn: General Counsel
CrowdStrike 150 Mathilda Place, 3rd Floor Sunnyvale, CA 94086 Attn: Robin Cline
1.13. “Business Day(s)” are Monday through Friday of each week, exclusive of New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (“Holidays”). Landlord may designate additional Holidays that are commonly recognized by other office buildings in the area where the Building is located. “Building Service Hours” are 8:00 a.m. to 6:00 p.m. on Business Days and 8:00 a.m. to 1:00 p.m. on Saturdays, excluding Holidays (but may be different for freight elevator and/or loading dock purposes, if applicable).
1.14.“Landlord Work” means none, except as expressly provided in Exhibit C, Section 5.
1.15.“Property” means the Building and the parcel(s) of land on which it is located and, at Landlord’s discretion, the parking facilities and other improvements, if any, serving, or operated in connection with, the Building and the parcel(s) of land on which they are located.
1.16.Additional Rights Granted to Tenant.
Renewal Option (See Section I of Exhibit F)
Right of First Offer (See Section II of Exhibit F)
Right of First Refusal (See Section III of Exhibit F)
Parking (See Exhibit H)
2.Lease Grant.
The Premises are hereby leased to Tenant from Landlord, together with the right to use any portions of the Property that are designated by Landlord for the common use of tenants and others (the “Common Areas”).
3.Adjustment of Commencement Date; Possession.

3.01.(a) Landlord anticipates delivering possession of the Premises to Tenant on April 1, 2018. Notwithstanding the foregoing, Landlord’s failure to deliver possession of the Premises to Tenant by such date for reasons outside Landlord’s reasonable control, including, without limitation, the holding over in possession of the Premises or any portion thereof by the current occupant thereof, shall not affect the enforceability of this Lease, or subject Landlord to any liability to Tenant for damage or be deemed a default by Landlord of its obligations under the Lease.
(b)If the Commencement Date is not a fixed date, the provisions of this Section 3.01(b) shall apply. A form of premises acceptance letter is attached as Exhibit D (the “Premises Acceptance Letter”). Promptly after the determination of the Commencement Date, and prior to Tenant being permitted to move Tenant’s Property (defined in Section 14 below) into the Premises, Tenant shall execute and deliver to Landlord a completed Premises Acceptance Letter, provided Landlord has prepared and furnished the same to Tenant. In addition, Tenant hereby designates Robin Cline as the party authorized to execute the Premises Acceptance Letter on Tenant’s behalf.
3.02.The Premises are accepted by Tenant in “as is” condition and configuration, without any representations or warranties by Landlord or any party acting on Landlord’s behalf, except as expressly set forth in this Lease. On the Premises Delivery Date, (i) the HVAC systems, electrical systems and plumbing systems serving the Premises, and the HVAC systems, electrical systems and plumbing systems serving the common areas serving the Premises shall be in good working order, (ii) the structure of the Premises (exterior walls, exterior windows, floor slabs, columns and other base building elements) shall be structurally sound and in water tight condition, and (iii) all personal property of the prior tenant shall be removed. Tenant’s failure to notify Landlord of any failure to deliver the Premises in the condition required by this Lease within fifteen (15) Business Days after the Premises Delivery Date shall be construed as Tenant’s agreement that the Premises are in good order and satisfactory condition as delivered. Subject to the foregoing, by taking possession of the Premises, Tenant agrees that the Premises are in good order and satisfactory condition and that Landlord has no obligation to perform any work in the Premises, the Building or the Property or otherwise prepare the Premises for Tenant’s occupancy. Landlord shall not be liable for, and the validity of this Lease shall not be impaired by, a failure to deliver possession of the Premises or any other space due to the holdover or continued wrongful possession of such space by another party, provided, however, Landlord shall use reasonable efforts to obtain possession of any such space. Except as otherwise provided in this Lease, Tenant shall not be permitted to take possession of or enter the Premises prior to the Commencement Date without Landlord’s permission. Provided that Tenant has delivered to Landlord the Security Deposit, the installment of Base Rent due for the 2nd full calendar month of the Term, and evidence of the insurance required of Tenant hereunder, Landlord shall permit Tenant to have access to the Premises on the Premises Delivery Date for the sole purpose of performing, in accordance with the terms of this Lease (including, without limitation, Section 9.03 hereof), the Initial Alterations and, to the extent permitted by applicable Law, installing furniture, equipment and other personal property. If Tenant takes possession of or enters the Premises before the Commencement Date, Tenant shall pay for all services requested by Tenant other than freight elevator and loading dock usage and Tenant shall be subject to the terms and conditions of this Lease; provided, however, Tenant shall not be required to pay any Base Rent, Tax Rent or Expense Rent for any entry or possession before the Commencement Date during which Tenant, with Landlord’s approval, has entered, or is in possession of, the Premises for the sole purpose of performing improvements or installing furniture, equipment or other personal property.
4.Rent.
4.01.Tenant shall pay Landlord in lawful money of the United States of America, without any setoff or deduction, unless expressly set forth in this Lease, all Base Rent and Additional Rent due for the Term (collectively referred to as “Rent”). “Additional Rent” means all sums (exclusive of Base Rent) that Tenant is required to pay Landlord under this Lease. Tenant shall pay and be liable for all rental, sales and use taxes (but excluding income taxes), if any, imposed upon or measured by Rent. Base Rent and recurring monthly charges of Additional Rent shall be due and payable in advance on the first day of each calendar month without notice or demand, provided that the installment of Base Rent for the first full calendar month of the Term following the Rent Abatement Period, and the first monthly installment of Expense Rent and Tax Rent, shall be payable upon the execution of this Lease by Tenant. All other items of Rent shall be due and payable by Tenant on or before 30 days after billing by Landlord. All payments of Rent shall be made by electronic money transfer in accordance with Landlord’s written instructions regarding the same or by such other means or method of payment as Landlord may direct in writing. Unless otherwise notified in writing by Landlord, all payments of Rent shall be made by ACH transfer to Landlord in accordance with the following: Bank: Citizens Bank, Bank Address: 1 Citizens Drive, Riverside, RI 02915, Account Name: Equity Commonwealth, ABA Routing #: 211070175, Account #: 1324602233, Reference: 605330. If Tenant does not pay any Rent when due hereunder, Tenant shall pay Landlord an administration fee in the amount of 5% of the past due Rent, provided that Tenant shall be entitled to a grace period of up to 5 days after delivery of notice from Landlord for the first 2 late payments of Rent in a calendar year. In addition, past due Rent shall accrue interest at a rate (the “Interest Rate”) per annum equal to the lesser of (i) 12% per annum and (ii) 4 percentage points above the rate of interest then most recently publicly announced by a federally insured bank selected by Landlord as its “prime rate” or “base rate” (the “Prime Rate”) until paid in full, including after the entry of any judgment. If accrual or payment of interest at the Interest Rate should be unlawful, then the Interest Rate shall be the maximum legal rate. Tenant shall pay Landlord a reasonable fee for any checks returned by Tenant’s bank for any reason. Landlord’s acceptance of less than the correct amount of Rent shall be considered a payment on account of the oldest obligation due from Tenant hereunder, then to any current Rent then due hereunder, notwithstanding any statement to the contrary contained on or accompanying any such payment from Tenant and acceptance of any such partial payment shall not be deemed a waiver of Landlord’s right to the full amount due. Rent for any partial month during the Term shall be prorated based on the number of days in such month. No endorsement or statement on a check or letter accompanying payment shall be considered an accord and satisfaction. Tenant’s covenant to pay Rent is independent of every other covenant in this Lease.
4.02.Tenant shall pay Expense Rent and Tax Rent in accordance with Exhibit B to this Lease.
4.03.Tenant shall pay the Parking Charges (as defined in Section 1 of Exhibit H) and shall have the parking rights set forth in Exhibit H.
5.Compliance with Laws; Use.
The Premises shall be used for the Permitted Use and for no other use whatsoever. Tenant shall comply, and shall cause all of the Tenant Related Parties to comply, with all laws, statutes, codes, ordinances, orders, rules and regulations of any municipal or governmental entity whether in effect now or later, including, without limitation, the Americans with Disabilities Act (“Law(s)”), regarding the operation of Tenant’s business and the use, condition, configuration and occupancy of the Premises. In addition, Tenant shall, at its sole cost, promptly comply with any Laws that relate to the Common Areas and other portions of the Property, other than the Premises, but only to the extent such obligations are triggered by Tenant’s specific use of the Premises, or Alterations or improvements in the Premises performed or requested by Tenant, or Tenant’s obligations as an employer, or the breach of any of Tenant’s obligations under this Lease, or the negligence or willful misconduct of Tenant or any of the Tenant Related Parties (“Tenant Triggered Compliance”). Notwithstanding the foregoing, Tenant shall notify Landlord prior to commencing any Tenant Triggered Compliance and Landlord may elect, by written notice to Tenant within 10 days after receipt of Tenant’s notice, to perform any such Tenant Triggered Compliance, at Tenant’s sole cost. Tenant shall promptly provide Landlord with copies of any notices it receives regarding an alleged violation of Law. Notwithstanding anything to the contrary contained in this Lease, Tenant shall limit the number of work seats in the Premises at any time in such a manner as to not exceed a ratio of one work seat for each 167 rentable square feet of the Premises, Tenant acknowledging that the number of work seats per rentable square foot of the Premises has a material effect on Landlord’s ability to provide the HVAC, electrical, elevator and other services set forth in this Lease. If any upgrade to the Building standard systems, including but not limited to the Building's mechanical and electrical systems and restroom fixtures, is necessary by reason of Tenant's failure to comply with such occupancy density requirements, as reasonably determined by Landlord, to accommodate Tenant's needs, and Tenant fails to cure such failure within ten (10) days after notice from Landlord, Tenant will reimburse Landlord promptly upon Landlord's demand for all costs incurred by Landlord in connection with such upgrade. Tenant shall comply (and cause the Tenant Related Parties and their respective contractors and vendors to comply) with the rules and regulations of the Building attached as Exhibit E and such other reasonable rules and regulations adopted by Landlord from time to time, including rules and regulations for the performance of Alterations (defined in Section 9.03).
6.Security Deposit.
The Security Deposit shall be delivered to Landlord upon the execution of this Lease by Tenant and held by Landlord without liability for interest (unless required by Law) as security for the performance of Tenant’s obligations. The Security Deposit is not an advance payment of Rent or a measure of damages. Landlord may from time to time and without prejudice to any other remedy provided in this Lease or by Law, use all or a portion of the Security Deposit to the extent necessary to satisfy past due Rent or to satisfy any other obligation, loss or damage resulting from Tenant’s breach under this Lease. If Landlord uses any portion of the Security Deposit, Tenant, within 5 days after demand, shall restore the Security Deposit to its original amount. Landlord shall return any unapplied portion of the Security Deposit to Tenant within 45 days after the later to occur of: (a) determination of the final Rent due from Tenant; or (b) the later to occur of the Termination Date or the date Tenant surrenders the Premises to Landlord in compliance with Section 25. Landlord may assign the Security Deposit to a successor or transferee and, following the assignment, Landlord shall have no further liability for the return of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from its other accounts. Notwithstanding the foregoing, the Security Deposit shall be the form of a Letter of Credit and shall be subject to reduction as more particularly described in Section IV of Exhibit F.
7.Building Services and Signage.
7.01.Landlord shall furnish Tenant with the following services: (a) water for normal office use within the Premises (including the lavatories), consistent with water service provided to other premises within the Building; (b) customary heat and air conditioning in season during Building Service Hours, although (i) Tenant shall have the right to receive HVAC service during hours other than Building Service Hours (and Landlord may impose a minimum number of hours for such HVAC usage after Building Service Hours) by paying Landlord’s then standard charge for additional HVAC service and providing such prior notice to Landlord as is reasonably specified by Landlord, and (ii) if Tenant is permitted to connect any supplemental HVAC units to the Building’s condenser water loop or chilled water line (if any), such permission shall be conditioned upon Landlord having adequate excess capacity from time to time and such connection and use shall be subject to Landlord’s reasonable approval and reasonable restrictions imposed by Landlord, and Landlord shall have the right to charge Tenant a connection fee and/or a monthly usage fee, as reasonably determined by Landlord; (c) standard janitorial service on Business Days in accordance with Landlord’s standard cleaning specifications then in effect for the Building, provided that if Tenant’s use, floor covering or other improvements require special services in excess of the standard services for the Building (and for purposes of this Lease, cleaning a kitchen or private bathroom [among other things] shall be deemed to be special services) or if Tenant’s trash requires special handling (including, without limitation, because of its size or volume or because it cannot be disposed of in the ordinary course), Tenant shall pay the additional cost attributable to such special services or special handling, which payment shall be made monthly if the services are regularly recurring services and otherwise within 15 days after receipt of an invoice therefor; (d) elevator service and, if there is a freight elevator or loading area available for Tenant’s use, Tenant shall have the right to use the same subject to availability and provided Tenant complies with Landlord’s scheduling requirements, if any (including, without limitation, minimum hours of usage after Building Service Hours and required usage after Building Service Hours if Tenant’s use will be construction related or otherwise lengthy or disruptive to Building operations), and, if Tenant uses such freight elevator or loading dock after Building Service Hours, then, with respect to any such use following substantial completion of the Initial Alterations, Tenant shall pay Landlord’s standard charge for such use; (e) electricity in accordance with the terms and conditions in Section 7.02; (f) access to the Building for Tenant and its employees 24 hours per day/7 days per week, subject to the terms of this Lease and such protective services or monitoring systems, if any, as Landlord may reasonably impose, including, without limitation, sign-in procedures and/or use of card keys; and (g) such other services as Landlord reasonably determines are necessary or appropriate for the Property. Tenant shall participate in any recycling programs adopted by Landlord. Tenant shall (i) obtain, at Tenant’s sole cost, any services that are required for Tenant to operate its business in the Premises and that are not Landlord’s express responsibility under this Lease and (ii) pay, prior to delinquency, for all such services, and if Tenant fails to timely do so, Landlord may, at its option (and without any obligation to investigate the validity of the amounts due), do so and Tenant shall reimburse Landlord therefor (plus interest at the Interest Rate until paid, including after the entry of any judgment) upon demand. Landlord shall have the right to designate the service provider for any such services. If Landlord, at Tenant’s request, elects to provide any services which are not Landlord’s express obligation under this Lease, including, without limitation, any repairs which are Tenant’s responsibility pursuant to Section 9 below, Tenant shall pay Landlord, or such other party designated by Landlord, the cost of providing such service plus, to the extent not prohibited by applicable Laws, a reasonable administrative charge.
7.02.Subject to the provision below with respect to excess electrical usage, electricity and water used by Tenant in the Premises shall, at Landlord’s option, be paid for by Tenant either: (a) through inclusion in Expenses (except as provided for excess electrical usage); (b) by a separate charge payable by Tenant to Landlord; or (c) by separate charge billed by the applicable utility company and payable directly by Tenant. Without the consent of Landlord, Tenant’s use of electrical service shall not exceed the Building standard usage, per square foot. For purposes hereof, the “electrical standard” for the Building is: (i) a design load of 2 watts per square foot of net usable floor area for all building standard overhead lighting located within the Premises which requires a voltage of 480/277 volts; and (ii) a connected load of 5 watts per square foot of net usable area for all equipment located and operated within the Premises which requires a voltage of 120/208 volts single phase or less, it being understood that electricity required to operate the base building HVAC system is not included within or deducted from the watts per square foot described in this subsection (ii). Without the consent of Landlord, Tenant’s use of electrical service shall not exceed the Building standard usage, per square foot, as reasonably determined by Landlord, based upon the Building standard electrical design load. If electrical or water service to all or any portion of the Premises is not separately metered, Landlord may add Landlord’s reasonable administrative charge to the cost of such service (to the extent not prohibited by applicable Laws). Landlord shall have the right to measure usage of electricity and/or water by any commonly accepted method, including, without limitation, (i) installing (or requiring Tenant to install) measuring devices such as submeters and check meters, at Tenant’s cost, (ii) allocating to the Premises a share of the cost of such utility based on the Rentable Square Footage of the Premises as a percentage of the rentable square footage of premises occupied by tenants whose consumption of such utility is measured by the meter serving the Premises and (iii) estimating Tenant’s usage of such utility (based on reasonable estimates by Landlord’s consultants or engineers or such other reasonable measuring methodologies as Landlord may utilize from time to time). If it is determined that Tenant is using electricity in such quantities or during such periods as to cause the total cost of Tenant’s electrical usage, on a monthly, per-rentable-square-foot basis, to materially exceed that which Landlord reasonably deems to be standard for the Building, Tenant shall pay Landlord Additional Rent for the cost of such excess electrical usage (plus Landlord’s reasonable administrative charge [to the extent not prohibited by applicable Laws]) and, if applicable, for the cost of purchasing, installing, repairing and maintaining the measuring device(s). The cost of electricity and water to be paid by Tenant shall include all federal, state and local taxes imposed upon or payable in connection with utility services.
7.03.Landlord’s failure to furnish, or any interruption, diminishment or termination of services due to the application of Laws, the failure of any equipment, the performance of maintenance, repairs, improvements or alterations, utility interruptions or the occurrence of an event of Force Majeure (defined in Section 26.03) or any other cause (collectively a “Service Failure”) shall not render Landlord liable to Tenant, constitute a constructive eviction of Tenant, give rise to an abatement of Rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement. Without limiting the foregoing, Tenant agrees that Landlord shall not be liable to Tenant for any loss or damage, including the theft of Tenant’s Property (defined in Section 14), arising out of or in connection with the failure of any security services, personnel or equipment, or the breach or failure of any data, computer or telecommunication network, equipment, system or infrastructure (collectively, “Data Systems”). However, if the Premises, or a material portion of the Premises, are made untenantable for a period in excess of 3 consecutive Business Days as a result of a Service Failure that is reasonably within the control of Landlord to correct (provided that such 3 Business Day period shall be extended to the extent that Landlord is delayed in correcting the Service Failure due to Force Majeure), then Tenant, as its sole remedy, shall be entitled to receive an abatement of Base Rent, Tax Rent and Expense Rent payable hereunder during the period beginning on the 4th consecutive Business Day after the later to occur of (a) the Service Failure and (b) the date Landlord receives notice of the Service Failure from Tenant, and ending on the day the service has been restored. If the entire Premises have not been rendered untenantable by the Service Failure, the amount of abatement shall be equitably prorated based on the square footage of the Premises that is not usable for the Permitted Use. For purposes of this Lease, the Premises shall be deemed to be untenantable only if the Premises (or the portion thereof claimed to be untenantable) cannot be used for the use contemplated hereunder and Tenant has actually ceased using the same.

7.04.If any lights, machines, equipment or methods of operation are used by Tenant in the Premises which materially affect the temperature otherwise maintained by the HVAC system of the Building or generate substantially more heat in the Premises than would be generated by lighting standard to the Building and normal tenant use, Landlord shall have the right, with prior written notice to Tenant, to install any machinery and equipment which Landlord deems necessary to restore the temperature balance in any affected part of the Building. The reasonable cost thereof, including the cost of installation and any additional cost of operations and maintenance occasioned thereby, shall be paid by Tenant to Landlord within 15 days after Landlord’s demand.
7.05.Tenant agrees to cooperate fully, at all times, with Landlord in abiding by all reasonable regulations and requirements which Landlord may prescribe for the Building to conserve energy related services or for the proper functioning and protection of all utilities and services reasonably necessary for the operation of the Premises and the Building.
7.06.(a)    Notwithstanding anything to the contrary contained in Section 3 and Section 4 of Exhibit E (Building Rules and Regulations) to this Lease, Landlord, at Landlord’s cost, shall install for the Tenant initially named herein, using the standard graphics for the Building, initial Building standard tenant identification (a) at the entrance to the initial Premises, and (b) on the Building directory in the main Building lobby (subject to Section 4 of Exhibit E to this Lease). Thereafter, any additional or replacement tenant identification shall be subject to Landlord’s prior review and reasonable approval, and shall be installed by Landlord, at Tenant’s cost, using the standard graphics for the Building. Upon expiration or earlier termination of this Lease or Tenant’s right to occupancy, if requested by Landlord, Tenant, at its cost, shall remove all suite entry signage installed by or for the benefit of Tenant and repair any damage resulting therefrom and restore the affected area to the condition it was in prior to installation of such signage.

(b)So long as CrowdStrike, Inc. or its Permitted Transferee is leasing and occupying at least all of the rentable area on an entire floor within the Building (and not subleasing any portion thereof) and subject to (i) the terms of this Section 7.06, and (ii) Tenant's obtaining all required governmental approvals, Tenant shall have the non-exclusive right to install and maintain, at Tenant's sole cost and expense, one (1) sign on the façade of the Building that faces westward toward Congress Avenue at a location that is on the 12th floor of the Building or lower agreed upon by Landlord and Tenant ("Façade Sign"). The size, configuration, design, location, materials, color and construction of the Façade Sign, as well as the way in which it is attached to the Building, shall be subject to Landlord's reasonable written approval and the approval of applicable governmental authorities. The Façade Sign shall be professionally fabricated. The content of the Façade Sign shall be limited to Tenant's name and/or trade name or business logo, and shall be subject to Landlord's prior written approval. Tenant shall obtain all required governmental approvals to install and maintain the Façade Sign. Tenant shall maintain Façade Sign in first class condition and in compliance with all applicable laws, at Tenant's sole cost and expense. If Tenant fails to so maintain the Façade Sign, Landlord, after delivering notice to Tenant and the passage of any applicable cure period, shall have the right, but not the obligation, to do so, at Tenant's sole cost and expense. At the expiration of the Term or the sooner termination of Tenant's right to possession of the Premises or Tenant's right to maintain the Façade Sign under this Section or if Tenant replaces the Façade Sign with the Rooftop Sign (as defined and described below), Tenant shall remove the Façade Sign and repair all damage caused in connection therewith at Tenant's sole cost and expense. Tenant's rights with respect to the Façade Sign shall automatically expire if, at any time from and after the Commencement Date, CrowdStrike, Inc. shall not be leasing and occupying at least all of the rentable area on an entire floor within the Building.
(c)So long as CrowdStrike, Inc. is leasing and occupying at least 48,000 square feet of rentable area within the Building (and not subleasing any portion thereof) and subject to (i) the terms of this Section 7.06, and (ii) Tenant's obtaining all required governmental approvals, Tenant shall have the non-exclusive right to install and maintain one (1) sign on the exterior top of the Building in a location agreed upon by Landlord and Tenant (the "Rooftop Sign"). If Tenant elects to install the Rooftop Sign, it shall remove the Façade Sign, as provided in Section 7.06(b). The size, configuration, design, location, materials, color and construction of the Rooftop Sign, as well as the way in which it is attached to the Building, shall be subject to Landlord's reasonable written approval and the approval of applicable governmental authorities. The Rooftop Sign shall be professionally fabricated. The content of the Rooftop Sign shall be limited to Tenant's name and/or trade name or business logo, and shall be subject to Landlord's prior written approval. Tenant shall obtain all required governmental approvals to install and maintain the Rooftop Sign. Tenant shall maintain the Rooftop Sign in first class condition and in compliance with all applicable laws, at Tenant's sole cost and expense. If Tenant fails to so maintain the Rooftop Sign, Landlord, after delivering notice to Tenant and the passage of any applicable cure period, shall have the right, but not the obligation, to do so, at Tenant's sole cost and expense. At the expiration of the Term or the sooner termination of Tenant's right to possession of the Premises or Tenant's right to maintain the Rooftop Sign under this Section, Tenant shall remove the Rooftop Sign and repair all damage caused in connection therewith at Tenant's sole cost and expense. Tenant's rights with respect to the Rooftop Sign shall automatically expire if, at any time from and after the Commencement Date, CrowdStrike, Inc. shall not be leasing and occupying at least 48,000 square feet of rentable area within the Building.

(d)Tenant's rights under Sections 7.06(b) and 7.06(c) shall be personal to CrowdStrike, Inc. and its Permitted Transferee and are not otherwise assignable. Notwithstanding anything to the contrary contained herein, Landlord's prior written consent shall be required to any change in the name on the Façade Sign or the Rooftop Sign, which consent shall not be unreasonably withheld, conditioned or delayed, it being agreed that it shall not be unreasonable for Landlord to withhold its consent to any such change in name if, among other things, Landlord determines that signage bearing the name of such party (whether because of such party's name itself or because of such party's reputation or business operations) is not acceptable given the character of the Building as a first class office building.

8.Leasehold Improvements.
All improvements in and to the Premises, including any Alterations (defined in Section 9.03) (collectively, “Leasehold Improvements”) shall remain upon the Premises at the end of the Term without compensation to Tenant, provided that Tenant, at its expense, shall remove any Cable (defined in Section 9.01 below) that Landlord requires be removed pursuant to written notice delivered to Tenant at least 120 days prior to the expiration of the Lease, with such removal to be in compliance with the National Electric Code or other applicable Law. Any Cable which Tenant is not required to remove and which is to remain behind shall be handled in a manner so as not to cause such Cable to be deemed “abandoned” or otherwise in a condition requiring removal under applicable Law. In addition, Landlord, by written notice to Tenant at least 30 days prior to the Termination Date, may require Tenant, at Tenant’s cost, to remove any Alterations that, in Landlord’s reasonable judgment, are of a nature that would require removal and repair costs that are materially in excess of the removal and repair costs associated with standard office improvements (the Cable and such other items collectively are referred to as “Required Removables”), except to the extent that Landlord has notified Tenant that any such Alteration is not a Required Removable in accordance with the last sentence of this paragraph. Required Removables shall include, without limitation, internal stairways, raised floors, personal baths and showers, vaults, rolling file systems and structural alterations and modifications. The Required Removables shall be removed by Tenant before the Termination Date. Tenant shall repair damage caused by the installation or removal of Required Removables. If Tenant fails to perform its obligations under this Section 8 in a timely manner, Landlord may perform such work at Tenant’s cost. Tenant, at the time it requests approval for a proposed Alteration, including any Initial Alterations, as such term may be defined in the Work Letter attached as Exhibit C, may request in writing that Landlord advise Tenant whether the Alteration, including any Initial Alterations, or any portion thereof, is a Required Removable. Within 10 days after receipt of Tenant’s request, Landlord shall advise Tenant in writing as to which portions of the Alterations are Required Removables.
Tenant may, at its sole cost and expense, install a security system within the Premises, subject to: (a) the terms and conditions of this paragraph, (b) compliance with the terms and conditions of Section 9 of, and Exhibit C to, this Lease; (c) Landlord's approval of the plans and specifications for the same, which shall not be unreasonably withheld, conditioned or delayed; and (d) the requirement that Landlord at all times have access to all portions of the Premises and keys or passcodes to the same, except as specifically provided in the second paragraph of Section 10 of this Lease ("Tenant's Security System"). Notwithstanding anything to the contrary contained herein, if Tenant's Security System ties into the Building security system, Tenant shall, at its sole cost and expense, coordinate the installation and operation of Tenant's Security System with Landlord to assure that Tenant's Security System is compatible with the Building security system and the systems and equipment of the Building and to the extent that Tenant's Security System is not compatible with the Building security system or the systems and equipment of the Building, Tenant shall not be entitled to install or operate it. Subject to the terms of this Section 8, Tenant's Security System may include a biometric locking security system (with upgrades from time to time) on all entry doors to the Premises (including an intercom and camera installed at the main entrance to the Premises provided the same is, in Landlord's sole but good faith discretion, aesthetically consistent with the Building), provided that such system does not prevent Landlord, at any time, from having access to the entire Premises that is as effective as use of Landlord's master key to the Building (subject to the second paragraph of Section 10 of this Lease). Tenant shall be solely responsible, at Tenant's sole cost and expense, for the monitoring, operation and removal of Tenant's Security System, subject to Section 25 of this Lease. Promptly upon installation and from time to time thereafter, Tenant shall provide and update Landlord with any information reasonably required regarding Tenant's Security System that will allow Landlord, its agents and emergency personnel such access to the Premises as is necessary in an emergency. Upon the expiration or earlier termination of the Term (unless Landlord elects otherwise in writing), Tenant shall remove Tenant's Security System and repair all damage to the Building resulting from such removal, at Tenant's sole cost and expense.

9.Repairs and Alterations.
9.01.Tenant shall periodically inspect the Premises to identify any conditions that are dangerous or in need of maintenance or repair. Tenant shall promptly provide Landlord with notice of any such conditions. Tenant, at its sole cost, shall promptly perform all maintenance and repairs to the Premises that are not Landlord’s express responsibility under this Lease, and keep the Premises in good condition and repair, reasonable wear and tear excepted. Tenant’s repair and maintenance obligations include, without limitation, repairs to: (a) floor covering; (b) interior partitions; (c) doors; (d) the interior side of demising walls; (e) Alterations (defined in Section 9.03); (f) supplemental air conditioning units, restrooms, kitchens, including hot water heaters, plumbing, and similar facilities and other mechanical (including HVAC), electrical, plumbing and fire/life safety systems and equipment exclusively serving Tenant, whether such items are installed by Tenant, or by Landlord for the benefit of Tenant, or are currently existing in the Premises; (g) electronic, fiber, phone and data cabling and related equipment that is installed by or for the exclusive benefit of Tenant and located in the Premises or other portions of the Building (collectively, “Cable”) and (h) window blinds. All repairs and other work performed by Tenant or its contractors, including that involving Cable, shall be subject to the terms of Section 9.03 below. If Tenant fails to make any repairs to the Premises for more than 15 days after written notice from Landlord (although notice shall not be required in an emergency), Landlord may make the repairs, and, within 30 days after demand, Tenant shall pay the reasonable cost of the repairs, together with an administrative charge in an amount equal to 10% of the cost of the repairs.
9.02.Landlord shall, in a manner consistent with other Class-A office buildings located in the central business district of Austin, Texas, keep and maintain in good repair and working order and perform maintenance upon the: (a) structural elements of the Building, including structural elements within the Premises; (b) mechanical (including HVAC), electrical, plumbing and fire/life safety systems serving the Building in general; (c) Common Areas; (d) roof of the Building; (e) exterior windows of the Building; and (f) elevators serving the Building. Landlord shall promptly make repairs for which Landlord is responsible.
9.03.Tenant shall not make alterations, repairs, additions or improvements, including any Initial Alterations (as defined in Exhibit C), or install any Cable (collectively referred to as “Alterations”) without first obtaining the written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed. However, Landlord’s consent shall not be required for any Alteration that satisfies all of the following criteria (a “Cosmetic Alteration”): (a) is of a cosmetic nature such as painting, wallpapering, hanging pictures and installing carpeting; (b) is not visible from the exterior of the Premises or Building; (c) will not affect the Building mechanical, electrical, plumbing and fire/life safety systems and equipment serving or designed to serve more than one occupant of the Building (the “Common Systems”) or the structure of the Building; and (d) does not require work to be performed inside the walls, below the floor or above the ceiling of the Premises or outside of the Premises. Cosmetic Alterations shall be subject to all the other provisions of this Section 9.03. Prior to starting work, Tenant shall furnish Landlord with plans and specifications reasonably acceptable to Landlord (which shall be in CAD format if requested by Landlord); names of contractors reasonably acceptable to Landlord (provided that Landlord may designate specific contractors with respect to structural alterations, fire/life safety systems, or other Common Systems or vertical Cable, as may be described more fully below); required permits and approvals; evidence of contractor’s and subcontractor’s insurance in amounts and with coverages and waivers of subrogation reasonably required by Landlord and naming Landlord and the Additional Insureds (as defined in Section 14) as additional insureds (pursuant to the form of additional insured endorsement providing the broadest coverage for the additional insured); and, for Alterations estimated to cost more than $50,000.00 per project, any security for performance in amounts reasonably required by Landlord. Landlord may designate specific contractors with respect to oversight, installation, repair, connection to, and removal of vertical Cable. All Cable shall be clearly marked with adhesive plastic labels (or plastic tags attached to such Cable with wire) to show Tenant’s name, suite number, and the purpose of such Cable (i) every 6 feet outside the Premises (specifically including, but not limited to, the electrical room risers and any Common Areas), and (ii) at the termination point(s) of such Cable. Changes to the plans and specifications must also be submitted to Landlord for its approval. Alterations shall comply with applicable Laws and shall be constructed in a good and workmanlike manner, using materials of a quality reasonably approved by Landlord, and Tenant shall ensure that no Alteration impairs any of the Common Systems or Landlord’s ability to perform its obligations hereunder. Tenant shall comply (and shall cause the Tenant Related Parties and their respective contractors and vendors to comply) with Landlord’s reasonable rules, regulations and procedures for the performance of work in the Building and, to the extent reasonably necessary to avoid disruption to the occupants of the Building, Landlord shall have the right to designate the time when Alterations may be performed. Tenant shall not take any action which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the rights and privileges of any person lawfully in the Building. Further, Tenant agrees that the installation, operation or modification of any Data Systems (as previously defined in Section 7.03) installed by or for the benefit of Tenant (“Tenant’s Data Systems”) shall not interfere with the operation, or cause a loss of quality, of any other Data Systems that are installed in or at the Building prior to the installation, or, if applicable, the modification, of such portions of Tenant’s Data Systems that are causing such interference or loss of quality, and if any such interference or loss of quality described in this sentence occurs, Tenant shall eliminate the cause thereof at Tenant’s expense.  Tenant shall reimburse Landlord for any sums paid by Landlord for third party examination of Tenant’s plans for non-Cosmetic Alterations. In addition, Tenant shall pay Landlord a fee for Landlord’s oversight and coordination of any non-Cosmetic Alterations equal to 3% of the cost of the non-Cosmetic Alterations. Upon completion, Tenant shall furnish “as-built” plans (in CAD format, if requested by Landlord) for non-Cosmetic Alterations, completion affidavits and full and final waivers of lien. Neither Landlord’s approval of an Alteration or the plans therefor nor Landlord’s coordination or oversight of an Alteration shall be deemed a representation by Landlord that the Alteration complies with applicable Laws or is structurally sound or adequate for its intended purpose.
10.Entry by Landlord.
Landlord and the Landlord Related Parties may enter the Premises to inspect, show or clean the Premises or to perform or facilitate the performance of repairs, alterations or additions to the Premises or any portion of the Building or to perform any of its obligations or exercise any of its rights under this Lease. Except in emergencies or to provide Building services, Landlord shall provide Tenant with reasonable prior verbal notice of entry and shall use reasonable efforts to minimize any interference with Tenant’s use of the Premises. If reasonably necessary, Landlord may temporarily close all or a portion of the Premises to perform repairs, alterations and additions. However, except in emergencies, Landlord will not close the Premises if the work can reasonably be completed on weekends and/or after Building Service Hours on Business Days. Entry by Landlord shall not constitute a constructive eviction or entitle Tenant to an abatement or reduction of Rent.
Tenant may, upon not less than ten (10) days' prior written notice to Landlord, reasonably establish a reasonable number of secured areas within the Premises, which shall not be generally accessible to Landlord (collectively, the "Secured Area"). Landlord shall have no obligation to provide janitorial or cleaning services to the Secured Area and Tenant shall cause such Secured Area to be maintained in a neat and clean manner at Tenant's sole cost and expense. If Landlord must gain access to a Secured Area in a non-emergency situation (e.g., to perform a repair for which Landlord needs access to the Premises), Landlord shall contact Tenant in writing or orally, and Landlord and Tenant, both acting reasonably and in good faith, shall arrange a time for Landlord to have access, no less than twenty-four hours thereafter. If Landlord determines in its reasonable discretion that an emergency in the Building or the Premises involving the health or safety of persons or the damage to property requires Landlord to gain access to a Secured Area, Tenant hereby authorizes Landlord to forcibly enter the Secured Area. In such event, Landlord shall have no liability whatsoever to Tenant, and Tenant shall pay all reasonable expenses incurred by Landlord in repairing or reconstructing any portion of the Premises damaged as a result of such forced entry.

11.Assignment and Subletting.
11.01.Except in connection with a Permitted Transfer (defined in Section 11.04), Tenant shall not assign (by operation of Law or otherwise), transfer or encumber any interest in this Lease or sublease or allow any third party to use any portion of the Premises (collectively or individually, a “Transfer”) without the prior written consent of Landlord, which consent, in the case of a proposed assignment of this Lease or a subletting of all or a portion of the Premises, shall not be unreasonably withheld, conditioned or delayed if Landlord does not exercise its recapture rights under Section 11.02. Without limitation, it is agreed that Landlord’s consent shall not be considered unreasonably withheld if Tenant is in Material Default under this Lease or if, in Landlord’s reasonable judgment, the proposed transferee does not have sufficient financial means to perform all of its obligations under this Lease or the sublease, as applicable, or its business is not suitable for a first class building like the Building or if Landlord has had prior unsatisfactory dealings with the proposed transferee or the proposed transferee is a governmental entity or entity entitled to sovereign immunity or the proposed transferee (or an affiliate) is an occupant of the Building or is (or has been, in the last 6 months) in discussions with Landlord regarding the leasing of space within the Building or if Landlord has any other reasonable basis for withholding consent. If the entity(ies) which directly or indirectly controls the voting shares/rights of Tenant (other than through the ownership of voting securities listed on a recognized securities exchange) changes at any time, whether in a single transaction or a series of transactions, such change of ownership or control shall constitute a Transfer. Any Transfer in violation of this Section shall, at Landlord’s option, be deemed a Default by Tenant as described in Section 18, and shall be voidable by Landlord. In no event shall any Transfer, including a Permitted Transfer, release or relieve Tenant from any obligation under this Lease, and Tenant shall remain primarily liable for the performance of the tenant’s obligations under this Lease, as amended from time to time.
11.02.Tenant shall provide Landlord with financial statements for the proposed transferee (or, in the case of a change of ownership or control, for the proposed new controlling entity(ies)), a fully executed copy of the proposed assignment, sublease or other Transfer documentation and such other information as Landlord may reasonably request. Within 10 Business Days after receipt of the required information and documentation, Landlord shall either: (a) consent to the Transfer by execution of a consent agreement in a form reasonably designated by Landlord; (b) reasonably refuse to consent to the Transfer in writing; or (c) in the event of an assignment of this Lease or subletting of more than 50% of the Rentable Square Footage of the Premises, except to a Permitted Transferee, recapture the portion of the Premises that Tenant is proposing to Transfer. If Landlord exercises its right to recapture, this Lease shall automatically be amended (or terminated if the entire Premises is being assigned or sublet) to delete the applicable portion of the Premises effective on the proposed effective date of the Transfer, although Landlord may require Tenant to execute a reasonable amendment or other document reflecting such reduction or termination. Notwithstanding the above, Tenant, within 5 Business Days after receipt of Landlord’s notice of intent to recapture, may withdraw its request for consent to the Transfer. In that event, Landlord’s election to recapture the Premises (or applicable portion thereof) shall be null and void and of no force and effect. Tenant shall pay Landlord the actual reasonable costs (including reasonable attorney’s fees) incurred by Landlord in connection with any Permitted Transfer or requested Transfer, including the review thereof and the preparation and negotiation of any consent Landlord requires related thereto; provided, however, if neither the Tenant nor the proposed transferee requests any changes to this Lease or Landlord’s standard form of consent in connection with the proposed Transfer, such costs shall not exceed $1,500.00.
11.03.Tenant shall pay Landlord 50% of the “Transfer Consideration” (being defined as all rent and other consideration which Tenant receives as a result of a Transfer) in the case of an assignment and 50% of the Transfer Consideration that is in excess of the Rent payable to Landlord for the portion of the Premises and Term covered by the Transfer, in the case of a sublease. Tenant shall pay Landlord for Landlord’s share of the excess within 30 days after Tenant’s receipt of the excess. In determining the excess due Landlord, Tenant may deduct from the excess (prior to splitting the same with Landlord), on a straight-line basis, all reasonable and customary expenses directly incurred by Tenant attributable to the Transfer. If Tenant is in Material Default, Landlord may require that all sublease payments be made directly to Landlord, in which case Tenant shall receive a credit against Rent in the amount of Tenant’s share of payments received by Landlord.
11.04.Tenant may assign this Lease to a successor to Tenant by merger, consolidation or the purchase of substantially all of Tenant’s assets (“Permitted Successor Event”), or assign this Lease or sublet all or a portion of the Premises to an Affiliate (defined below), without the consent of Landlord, provided that all of the following conditions are satisfied (each a “Permitted Transfer”, and any transferee of a Permitted Transfer being a “Permitted Transferee”): (a) Tenant must not be in Material Default; (b) Tenant must give Landlord written notice at least 15 Business Days before such Transfer; (c) the Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease to get consent to a Transfer; and (d) if the Transfer is a Permitted Successor Event, Tenant’s successor shall own all or substantially all of the assets of Tenant and Tenant’s successor shall have a tangible net worth which is at least equal to the greater of Tenant’s tangible net worth at the date of this Lease or Tenant’s tangible net worth as of the day prior to the proposed merger, consolidation or purchase. Tenant’s notice to Landlord shall include information and documentation evidencing the Permitted Transfer and showing that each of the above conditions has been satisfied. “Affiliate” shall mean an entity controlled by, controlling or under common control with Tenant and the term “control” shall mean ownership of a majority of the voting shares/rights of the applicable entity.
11.05.Notwithstanding anything to the contrary contained in this Section 11, neither Tenant nor any other person having a right to possess, use, or occupy (for convenience, collectively referred to in this subsection as “Use”) the Premises shall enter into any lease, sublease, license, concession or other agreement for Use of all or any portion of the Premises which provides for rental or other payment for such Use based, in whole or in part, on the net income or profits derived by any person that leases, possesses, uses, or occupies all or any portion of the Premises (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession or other agreement shall be absolutely void and ineffective as a transfer of any right or interest in the Use of all or any part of the Premises. Each and every assignment and sublease shall be expressly subject and subordinate to each and every provision contained in this Lease. Each assignee (including, without limitation, an assignee pursuant to a Permitted Transfer) shall expressly assume in writing for the benefit of Landlord the obligations of Tenant under this Lease and shall be liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants, conditions and agreements herein contained on Tenant’s part to be performed for the Term.
12.Liens.
Tenant shall not permit mechanics’ or other liens to be placed upon the Property, Premises or Tenant’s leasehold interest in connection with any work or service done or purportedly done by or for the benefit of Tenant or its transferees. Tenant shall give Landlord notice at least 15 days prior to the commencement of any work in the Premises to afford Landlord the opportunity, where applicable, to post and record notices of non-responsibility. Tenant, within 10 days of written notice from Landlord, shall fully discharge any lien by settlement, by bonding or by insuring over the lien in the manner prescribed by the applicable lien Law and, if Tenant fails to do so, Tenant shall be deemed in Default under this Lease (without any further notice or opportunity to cure) and, in addition to any other remedies available to Landlord as a result of such Default by Tenant, Landlord, at its option, may bond, insure over or otherwise discharge the lien and Tenant shall reimburse Landlord for any amount paid by Landlord, including, without limitation, reasonable attorneys’ fees.
13.Indemnity and Waiver of Claims.
Tenant hereby agrees to indemnify, defend and hold Landlord and its trustees, members, principals, beneficiaries, partners, officers, directors, employees, Mortgagees (defined in

Section 23) and agents (the “Landlord Related Parties”) harmless from and against any and all claims, charges, liabilities, obligations, penalties, causes of action, liens, damages, costs and expenses, including, without limitation, reasonable attorneys’ fees and other professional fees (to the extent permitted by Law) (collectively, “Claims”) for property damage, personal injury or any other matter arising, claimed, charged or incurred against or by Landlord or any of the Landlord Related Parties in connection with or relating to any event, condition, matter or thing which (a) occurs in, at or about the Premises from any cause, except to the extent due to the negligence or willful misconduct of Landlord or any of the Landlord Related Parties, or (b) occurs in, at or about the remainder of the Property to the extent due to the negligence or willful misconduct of Tenant or any of its trustees, members, principals, beneficiaries, partners, officers, directors, employees and agents (the “Tenant Related Parties” and together with the Landlord Related Parties, the “Related Parties”), or (c) is caused by or relates to any default, breach, violation or non-performance by Tenant of any provision of this Lease. Landlord hereby agrees to indemnify, defend and hold Tenant and the Tenant Related Parties harmless from and against any and all Claims for property damage, personal injury or any other matter arising, claimed, charged or incurred against or by Tenant or any of the Tenant Related Parties in connection with or relating to any event, condition, matter or thing which occurs in, at or about the Property to the extent due to the negligence or willful misconduct of Landlord or any of the Landlord Related Parties. Notwithstanding anything to the contrary contained herein, Tenant hereby waives all claims against and releases Landlord and the Landlord Related Parties from all claims for any injury to or death of persons, damage to property or business loss in any manner related to (i) Force Majeure, (ii) acts of third parties, (iii) the bursting or leaking of any tank, water closet, drain or other pipe, (iv) the inadequacy or failure of any security or protective services, personnel or equipment, (v) the breach or failure of any Data Systems, or (vi) any other cause except the negligence or intentional misconduct of Landlord or any of the Landlord Related Parties.
14.Insurance.
Commencing on the Commencement Date or, if earlier, the date the Tenant enters the Premises for any purpose, Tenant shall maintain the following insurance (“Tenant’s Insurance”): (a) Commercial General Liability Insurance applicable to the Premises and its appurtenances providing, on an occurrence basis, a minimum limit of $5,000,000.00, with a host liquor liability endorsement; (b) Property and Business Income Coverage Insurance written on an All Risk or Special Cause of Loss Form, including flood, earthquake and water damage of all types, including sprinkler leakage, at replacement cost value and with a replacement cost endorsement covering all of Tenant’s business and trade fixtures, equipment, movable partitions, furniture, merchandise and other personal property within the Premises (“Tenant’s Property”) and all Leasehold Improvements in the Premises (whether installed by Tenant or another party); (c) Workers’ Compensation Insurance in amounts required by Law; and (d) Employers Liability Coverage of at least $1,000,000.00 per occurrence. Whenever good business practice, in accordance with industry standards, indicates the need for additional insurance in connection with the Premises or Tenant’s use and occupancy thereof, as reasonably determined by Landlord, Tenant shall, upon request from Landlord, obtain such insurance at Tenant’s cost and provide Landlord with evidence thereof, subject to the terms and provisions of this Section. Any company writing Tenant’s Insurance shall have an A.M. Best rating of not less than A-VII. All Commercial General Liability Insurance policies shall name as additional insureds (pursuant to the form of additional insured endorsement providing the broadest possible coverage for the additional insureds) the following: EQC Capitol Tower Property LLC, the managing agent for the Building, Equity Commonwealth, Equity Commonwealth Management LLC, EQC Operating Trust, and their respective successors and assigns and, with respect to such parties, their respective members, principals, beneficiaries, partners, officers, directors, employees, and agents, and other designees of Landlord and its successors and assigns as the interest of such designees shall appear (the “Additional Insureds”). In addition, Landlord shall be named as a loss payee with respect to Tenant’s Property Insurance on the Leasehold Improvements. Tenant shall give Landlord and its designees at least 30 days’ advance written notice of any cancellation, termination, material change or lapse of insurance. Tenant shall provide Landlord with a certificate of insurance evidencing Tenant’s Insurance prior to the earlier to occur of the Commencement Date or the date Tenant is provided with possession of the Premises, and thereafter as necessary to assure that Landlord always has current certificates evidencing Tenant’s Insurance. Tenant’s insurance shall be primary and any insurance carried by the Additional Insureds shall be excess and non-contributory. Required limits may be provided by a combination of primary and/or excess or umbrella policies provided that all other terms and conditions of this Section are complied with. Tenant’s Insurance may provide for commercially reasonable deductibles, but Tenant shall not have any self-insured retention or self-insure for the coverages required under this Lease. Except as specifically provided to the contrary, the limits of Tenant’s Insurance shall not limit its liability under this Lease. In the event Tenant’s occupancy or operation causes any increase of premiums for the property coverage and/or casualty rates on the Premises or Building or any part thereof or causes any increase in the premiums for any other insurance policy that may be carried by Landlord above the rate for the least hazardous type of occupancy legally permitted in the Premises, Tenant shall pay the additional premium with respect to such insurance policies by reason thereof within 10 days following the billing thereof as additional rent. So long as the same is available at commercially reasonable rates, Landlord shall maintain so called All Risk property insurance on the Building at replacement cost value as reasonably estimated by Landlord, together with such other insurance coverage as Landlord, in its reasonable judgment, may elect to maintain. Landlord may self-insure for the insurance coverage required to be maintained by Landlord hereunder.
15.Subrogation.
Notwithstanding anything herein to the contrary, Landlord and Tenant hereby waive and shall cause their respective insurance carriers to waive any and all rights of recovery, claims, actions or causes of action against the other, and the other’s Related Parties, for any loss or damage with respect to Tenant’s Property, Leasehold Improvements, the Building, the Premises, or any contents thereof, including rights, claims, actions and causes of action based on negligence, which loss or damage is (or would have been, had the insurance required by this Lease been carried) covered by insurance. Landlord and Tenant shall each cause their property insurance policies to be properly endorsed to reflect the insurer’s waiver of its rights of subrogation. For the purposes of this waiver, any deductible with respect to a party’s insurance shall be deemed covered by and recoverable by such party under valid and collectable policies of insurance.
16.Casualty Damage.
16.01.If all or any portion of the Premises becomes untenantable or inaccessible by fire or other casualty to the Premises or the Common Areas (collectively a “Casualty”), Landlord, with reasonable promptness, shall cause a general contractor selected by Landlord to provide Landlord with a written estimate (“Completion Estimate”) of the amount of time required, using standard working methods, to substantially complete the repair and restoration of the Premises and any Common Areas necessary to provide access to the Premises (“Landlord’s Restoration Work”). Landlord shall promptly forward a copy of the Completion Estimate to Tenant. If (a) the Completion Estimate indicates that the Premises or any Common Areas necessary to provide access to the Premises cannot be made tenantable within 270 days (or, in the case of a major Casualty affecting more than just the Building [such as, for example, a hurricane], 365 days) from the date the repair is started or (b) the Premises have been materially damaged and there is less than 2 years of the Term remaining on the date of the Casualty, then either party shall have the right to terminate this Lease upon written notice to the other within 10 days after Tenant’s receipt of the Completion Estimate, in the case of clause (a), and within 90 days after the date of the Casualty, in the case of clause (b). Tenant, however, shall not have the right to terminate this Lease if the Casualty was caused by the negligence or willful misconduct of Tenant or any Tenant Related Parties. In addition, Landlord, by written notice to Tenant within 90 days after the date of the Casualty, shall have the right to terminate this Lease if: (1) the Property or the Building shall be damaged so that, in Landlord’s reasonable judgment, substantial alteration or reconstruction of the Property or the Building (as applicable) shall be required (whether or not the Premises has been damaged); (2) Landlord is not permitted by Law to rebuild the Property or the Building in substantially the same form as existed before the fire or casualty; (3) any Mortgagee requires that the insurance proceeds be applied to the payment of the mortgage debt; or (4) a material uninsured loss to the Building or Premises occurs.
16.02.If this Lease is not terminated, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord’s reasonable control, complete Landlord’s Restoration Work. Such restoration shall be to substantially the same condition that existed prior to the Casualty, except for modifications required by Law or any other modifications to the Common Areas deemed desirable by Landlord. Upon written notice from Landlord, Tenant shall assign or endorse over to Landlord (or to any party designated by Landlord) all property insurance proceeds payable to Tenant under Tenant’s Insurance with respect to any Leasehold Improvements in the Premises; provided if the estimated cost to repair such Leasehold Improvements exceeds the amount of insurance proceeds received by Landlord from Tenant’s insurance carrier, the excess cost of such repairs shall be paid by Tenant to Landlord prior to Landlord’s commencement of repairs. Within 15 days of demand, Tenant shall also pay Landlord for any additional excess costs that are determined during the performance of the repairs to such Leasehold Improvements. In no event shall Landlord be required to spend more for the restoration of the Premises (including the Leasehold Improvements) and Common Areas than the proceeds received by Landlord, whether insurance proceeds (whether from Landlord’s or Tenant’s insurance) or proceeds from Tenant. Landlord shall not be liable for any inconvenience to Tenant, or injury to Tenant’s business resulting in any way from the Casualty or the repair thereof. Provided that Tenant is not in Material Default, during any period of time that all or a material portion of the Premises is rendered untenantable as a result of a Casualty, the Rent shall abate for the portion of the Premises that is untenantable and not used by Tenant. Such Rent abatement shall end on the date Landlord has substantially completed Landlord’s Restoration Work, including restoration of the Leasehold Improvements to the extent required above. Landlord and Tenant hereby waive the provisions of any Law relating to the matters addressed in this Section 16, and agree that their respective rights for damage to or destruction of the Premises shall be those specifically provided in this Lease.
17.Condemnation.
Either party may terminate this Lease if any material part of the Premises is taken or condemned for any public or quasi-public use under Law, by eminent domain or private purchase in lieu thereof (a “Taking”). Landlord shall also have the right to terminate this Lease if there is a Taking of any portion of the Building or Property which would have a material adverse effect on Landlord’s ability to profitably operate the remainder of the Building. Tenant may also terminate this Lease if there is a Taking of a material part of the Building such that Tenant is prevented from accessing the Premises or otherwise utilizing the Premises for the purposes described herein. The terminating party shall provide written notice of termination to the other party within 45 days after it first receives notice of the Taking. The termination shall be effective as of the effective date of any order granting possession to, or vesting legal title in, the condemning authority. If this Lease is not terminated, Base Rent and Tenant’s Pro Rata Share shall be appropriately adjusted to account for any reduction in the square footage of the Building and/or Premises. All compensation awarded for a Taking shall be the property of Landlord. The right to receive compensation or proceeds is expressly waived by Tenant, provided, however, Tenant may file a separate claim for Tenant’s Property and Tenant’s reasonable relocation expenses, provided the filing of the claim does not diminish the amount of Landlord’s award. If only a part of the Premises is subject to a Taking and this Lease is not terminated, Landlord, with reasonable diligence, will restore the remaining portion of the Premises as nearly as practicable to the condition immediately prior to the Taking.
18.Default.
In addition to any other default specifically described in this Lease, each of the following occurrences shall be a “Default”: (a) Tenant’s failure to pay any portion of Rent when due, if the failure continues for more than 5 days after such payment was due, provided that in the case of only the first 2 such failures by Tenant to timely pay any portion of the Rent in a given calendar year, such 5 day grace period shall not commence until Landlord gives Tenant written notice of the applicable failure by Tenant to timely pay such portion of the Rent (“Monetary Default”); (b) Tenant’s failure (other than a Monetary Default) to comply with any term, provision, condition or covenant of this Lease, if the failure is not cured within 30 days after written notice to Tenant provided, however, (i) if Tenant’s failure to comply cannot reasonably be cured within 30 days, Tenant shall be allowed additional time (not to exceed 90 days) as is reasonably necessary to cure the failure so long as Tenant begins the cure within 15 days and diligently pursues the cure to completion and (ii) if Tenant’s failure to comply creates a hazardous condition, the failure must be cured immediately upon written notice to Tenant; (c) Tenant permits a Transfer without Landlord’s required approval or otherwise in violation of Section 11 of this Lease; (d) Tenant or any Guarantor becomes insolvent, makes a transfer in fraud of creditors, makes an assignment for the benefit of creditors, admits in writing its inability to pay its debts when due or forfeits or loses its right to conduct business; (e) the leasehold estate is taken by process or operation of Law; (f) in the case of any ground floor or retail Tenant, Tenant does not take possession of or abandons or vacates all or any portion of the Premises; or (g) Tenant is in default beyond any notice and cure period under any other lease or agreement with Landlord at the Building or Property. All notices sent under this Section shall be in satisfaction of, and not in addition to, notice required by Law. As used in this Lease, the term "Material Default" shall mean (i) any Default by Tenant as provided in Section 18(a), Section 18(b)(ii), Section 18(c), Section 18(d) or Section 18(e), or (ii) any Default by Tenant as provided in Section 18(b)(i) the circumstances of which either (1) involve imminent harm to persons or material damage to property, (2) increase Landlord's cost to operate the Building as a first class office building or to provide services to other tenants of the Building, (3) create a nuisance to tenants of the Building, or (4) cause a violation of law for which Landlord is liable.
19.Remedies.
19.01.Upon Default, Landlord shall have the right to pursue any one or more of the following remedies:
(a)Terminate this Lease, in which case Tenant shall immediately surrender the Premises to Landlord. If Tenant fails to surrender the Premises, Landlord, in compliance with Law, may enter upon and take possession of the Premises and remove Tenant, Tenant’s Property and any party occupying the Premises. Tenant shall pay Landlord, on demand, all past due Rent and other losses and damages Landlord suffers as a result of Tenant’s Default, including, without limitation, all Costs of Reletting (defined below) and any deficiency that may arise from reletting or the failure to relet the Premises. “Costs of Reletting” shall include all reasonable costs and expenses incurred by Landlord in reletting or attempting to relet the Premises, including, without limitation, legal fees, brokerage commissions, the cost of alterations and the value of other concessions or allowances granted to a new tenant. Landlord agrees to use reasonable efforts to mitigate damages, provided that those efforts shall not require Landlord to relet the Premises in preference to any other space in the Building or to relet the Premises to any party that Landlord could reasonably reject as a transferee pursuant to Section 11.
(b)Terminate Tenant’s right to possession of the Premises, without terminating this Lease, and, in compliance with Law, remove Tenant, Tenant’s Property and any parties occupying the Premises, in which case Tenant shall immediately surrender the Premises to Landlord. Landlord may (but, except to the extent required by Law, shall not be obligated to) relet all or any part of the Premises, without notice to Tenant, for such period of time and on such terms and conditions (which may include concessions, free rent and work allowances) as Landlord in its absolute discretion shall determine. Landlord may collect and receive all rents and other income from the reletting. Tenant shall pay Landlord on demand all past due Rent, all Costs of Reletting and any deficiency arising from the reletting or failure to relet the Premises. In no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, nor shall Tenant be entitled in any suit for the collection of damages pursuant hereto to a credit in respect of any net rents from a re-letting. Landlord shall not be responsible or liable for the failure to relet all or any part of the Premises or for the failure to collect any Rent. The re-entry or taking of possession of the Premises shall not be construed as an election by Landlord to terminate this Lease.
19.02.In lieu of calculating damages under Section 19.01, Landlord may elect to receive as damages the sum of (a) all Rent accrued through the date of termination of this Lease or Tenant’s right to possession, and (b) an amount equal to (i) the total Rent that Tenant would have been required to pay for the remainder of the Term discounted to present value at the Prime Rate (as defined in Section 4.01) then in effect, minus (ii) the then fair rental value of the Premises (taking into account the period of time the Premises can reasonably be expected to be vacant) for the remainder of the Term, similarly discounted to present value, provided that Landlord shall deduct from the present value of the fair rental value, all anticipated Costs of Reletting.
19.03.If Tenant is in Default of any of its non-monetary obligations under this Lease, Landlord shall have the right to perform such obligations, with 2 days prior written notice (except in the case of any dangerous condition or emergency, in which case no notice shall be required). Tenant shall reimburse Landlord for the cost of such performance upon demand together with an administrative charge equal to 10% of the cost of the work performed by Landlord. The repossession or re-entering of all or any part of the Premises shall not relieve Tenant of its liabilities and obligations under this Lease. Without limiting the foregoing, receipt by Landlord of Tenant’s keys to the Premises shall not constitute an acceptance or surrender of the Premises. No right or remedy of Landlord shall be exclusive of any other right or remedy. Each right and remedy shall be cumulative and in addition to any other right and remedy now or subsequently available to Landlord at Law or in equity.
19.04.Tenant expressly waives any and all rights of redemption and all rights to relief from forfeiture under any present or future Laws.
20.Limitation of Liability.
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS LEASE, THE LIABILITY OF LANDLORD (AND OF ANY SUCCESSOR LANDLORD) HEREUNDER SHALL BE LIMITED TO THE INTEREST OF LANDLORD IN THE PROPERTY (INCLUDING, WITHOUT LIMITATION, UNCOLLECTED RENT, PROPERTY INSURANCE, CONDEMNATION AND SALE PROCEEDS PRIOR TO DISTRIBUTION THEREOF, BUT SUBJECT TO THE RIGHTS OF ANY MORTGAGEE AND TO LANDLORD’S RIGHT TO USE ANY INSURANCE AND CONDEMNATION PROCEEDS FOR THE PURPOSES OF REPAIRING AND RESTORING THE BUILDING AND THE PROPERTY) (THE “LANDLORD’S EQUITY INTEREST”), AND TENANT SHALL LOOK SOLELY TO LANDLORD’S EQUITY INTEREST FOR THE RECOVERY OF ANY JUDGMENT OR AWARD AGAINST LANDLORD OR ANY LANDLORD RELATED PARTY. NEITHER LANDLORD (EXCEPT TO THE EXTENT OF LANDLORD’S EQUITY INTEREST) NOR ANY LANDLORD RELATED PARTY SHALL BE PERSONALLY LIABLE FOR ANY JUDGMENT OR DEFICIENCY, AND IN NO EVENT SHALL LANDLORD OR ANY LANDLORD RELATED PARTY BE LIABLE TO TENANT FOR ANY LOST PROFIT, DAMAGE TO OR LOSS OF BUSINESS OR ANY FORM OF SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGE. BEFORE FILING SUIT FOR AN ALLEGED DEFAULT BY LANDLORD, TENANT SHALL GIVE LANDLORD AND THE MORTGAGEE(S) WHOM TENANT HAS BEEN NOTIFIED HOLD MORTGAGES (DEFINED IN SECTION 23 BELOW), NOTICE AND REASONABLE TIME TO CURE THE ALLEGED DEFAULT. IN ADDITION, TENANT ACKNOWLEDGES THAT ANY ENTITY MANAGING THE BUILDING OR PROPERTY ON BEHALF OF LANDLORD, OR WHICH EXECUTES THIS LEASE AS AGENT FOR LANDLORD, IS ACTING SOLELY IN ITS CAPACITY AS AGENT FOR LANDLORD AND SHALL NOT BE LIABLE FOR ANY OBLIGATIONS, LIABILITIES, LOSSES, DAMAGES OR CLAIMS ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, ALL OF WHICH ARE EXPRESSLY WAIVED BY TENANT.

21.Intentionally Omitted
22.Holding Over.
Subject to the provisions of this Section 22, so long as no Material Default then exists under this Lease, Tenant shall have the one (1) time right to extend the Term for either thirty (30) days, sixty (60) days or ninety (90) days by delivering written notice (a "Holdover Notice") thereof to Landlord no later than twelve (12) months before the then current Termination Date of the Term, time being of the essence. The Holdover Notice shall specify the period (either thirty (30) days, sixty (60) days or ninety (90) days) that Tenant desires to hold over in possession of the Premises after the then scheduled Termination Date of the Term (the "Permitted Holdover Period"). During the Permitted Holdover Period, Tenant shall pay shall pay an amount (on a per month basis without reduction for partial months during the holdover) equal to the sum of the Additional Rent, plus 125% (the “Permitted Holdover Percentage”) of the Base Rent due for the period immediately preceding the holdover (not taking into consideration any Rent abatement Tenant might have been entitled to during such period). If Tenant fails to deliver the Holdover Notice and holds over in possession of the Premises or a part thereof after the then scheduled Termination Date of the Term or the sooner termination of this Lease or Tenant's right to possession of the Premises, or if Tenant delivers the Holdover Notice and holds over in possession of the Premises or a part thereof beyond the Permitted Holdover Period or the sooner termination of this Lease or Tenant's right to possession of the Premises (each such event being referred to herein as an "Unpermitted Holdover Period"), such holding over shall be a tenancy at sufferance and Tenant shall, throughout the entire Unpermitted Holdover Period, be subject to all the terms and provisions of this Lease and Tenant shall pay an amount (on a per month basis without reduction for partial months during the Unpermitted Holdover Period) equal to one hundred fifty percent (150%) of the Base Rent and Additional Rent due under this Lease for the last full month of the Term (not taking into consideration any Rent abatement Tenant might have been entitled to during such period) for the first thirty (30) days of such Unpermitted Holdover Period and thereafter two hundred percent (200%) of the Base Rent and Additional Rent due under this Lease for the last full month of the Term (not taking into consideration any Rent abatement Tenant might have been entitled to during such period). No holdover by Tenant during an Unpermitted Holdover Period or payment by Tenant after the termination of this Lease shall be construed to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. If, during an Unpermitted Holdover Period, Landlord is unable to deliver possession of the Premises to a new tenant or to perform improvements for a new tenant as a result of Tenant’s holdover and Tenant fails to vacate the Premises within 15 days after written notice from Landlord, Tenant shall be liable for all damages that Landlord suffers from the holdover (including, without limitation, consequential damages).
23.Subordination to Mortgages; Estoppel Certificate.
Tenant accepts this Lease subject and subordinate to any mortgage(s), deed(s) of trust, ground or underlying lease(s) and other lien(s) now existing or subsequently arising upon the Premises, the Building or the Property, and to renewals, modifications, refinancings and extensions thereof (collectively referred to as a “Mortgage”). The party having the benefit of a Mortgage shall be referred to as a “Mortgagee”. This clause shall be self-operative, but upon request from a Mortgagee, Tenant shall execute a commercially reasonable subordination and attornment agreement in favor of the Mortgagee. As an alternative, a Mortgagee shall have the right at any time to subordinate its Mortgage to this Lease. Upon request, Tenant, without charge, shall attorn to any successor to Landlord’s interest in this Lease. Tenant shall, within 10 days after receipt of a written request from Landlord, execute and deliver a commercially reasonable, factually correct estoppel certificate to those parties as are reasonably requested by Landlord (including a Mortgagee or prospective purchaser). Without limitation, such estoppel certificate may include a certification as to the status of this Lease, the existence of any defaults and the date to which Rent has been paid.

Landlord represents and warrants to Tenant, that except for a mortgage or deed of trust in favor of Wells Fargo Bank National Association, not individually, but solely as Trustee for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C1, under that certain Pooling and Servicing Agreement dated as of February 1, 2011 ("Current Lender"), neither the Building nor the land upon which the Building is situated is encumbered by any other mortgage or deed of trust. Concurrently with the execution and delivery of this Lease, Tenant, Landlord and Landlord's current Mortgagee shall enter into a Subordination, Non- Disturbance and Attornment Agreement in the form of Exhibit I attached hereto ("Current Mortgage SNDA"). Landlord shall not be required to incur any cost, expense or liability in connection with obtaining or negotiating the Current Mortgage SNDA, and Tenant shall bear all such cost, expense and liability. With respect to any fee or review costs charged by the Current Lender in connection with the Current Mortgage SNDA, Tenant shall pay all such amounts to Current Lender, including any required retainer, promptly upon Current Lender's or Landlord's request.
Notwithstanding the foregoing in this Section to the contrary, as a condition precedent to the future subordination of this Lease to a future Mortgage, Landlord shall be required to provide Tenant with a non-disturbance, subordination, and attornment agreement in favor of Tenant from any Mortgagee who comes into existence after the Commencement Date. Such non-disturbance, subordination, and attornment agreement in favor of Tenant shall provide that, so long as Tenant is paying the Rent due under the Lease and is not otherwise in default under the Lease beyond any applicable cure period, its right to possession and the other terms of the Lease shall remain in full force and effect. Such non-disturbance, subordination, and attornment agreement may include other commercially reasonable provisions in favor of the Mortgagee, including, without limitation, additional time on behalf of the Mortgagee to cure defaults of the Landlord and provide that (a) neither Mortgagee nor any successor-in-interest shall be bound by (i) any payment of the Base Rent, Additional Rent, or other sum due under this Lease for more than 1 month in advance or (ii) any amendment or modification of the Lease made without the express written consent of Mortgagee or any successor-in-interest; (b) neither Mortgagee nor any successor-in-interest will be liable for (i) any act or omission or warranties of any prior landlord (including Landlord), (ii) the breach of any warranties or obligations relating to construction of improvements on the Property or any tenant finish work performed or to have been performed by any prior landlord (including Landlord), or (iii) the return of any security deposit, except to the extent such deposits have been received by Mortgagee; and (c) neither Mortgagee nor any successor-in-interest shall be subject to any offsets or defenses which Tenant might have against any prior landlord (including Landlord).
24.Notice.
All demands, approvals, consents or notices (collectively referred to as a “notice”) shall be in writing and delivered by hand or sent by registered, express, or certified mail, with return receipt requested or with delivery confirmation requested from the U.S. postal service, or sent by overnight or same day courier service at the party’s respective Notice Address(es) set forth in Section 1; provided, however, notices sent by Landlord regarding general Building operational matters may be posted in the Building mailroom or the general Building newsletter or sent via e-mail to the e-mail address provided by Tenant to Landlord for such purpose. In addition, if the Building is closed (whether due to emergency, governmental order or any other reason), then any notice address at the Building shall not be deemed a required notice address during such closure, and, unless Tenant has provided an alternative valid notice address to Landlord for use during such closure, any notices sent during such closure may be sent via e-mail or in any other practical manner reasonably designed to ensure receipt by the intended recipient. Each notice shall be deemed to have been received on the earlier to occur of actual delivery or the date on which delivery is refused, or, if Tenant has vacated the Premises or any other Notice Address of Tenant without providing a new Notice Address, 3 days after notice is deposited in the U.S. mail or with a courier service in the manner described above. Either party may, at any time, change its Notice Address (other than to a post office box address) by giving the other party written notice of the new address.

25.Surrender of Premises.
At the termination of this Lease or Tenant’s right of possession, Tenant shall comply with Section 8 hereof and shall remove Tenant’s Property from the Premises, and quit and surrender the Premises to Landlord, broom clean, and in good order, condition and repair, ordinary wear and tear, Casualty Damage and damage which Landlord is obligated to repair hereunder excepted. If Tenant fails to remove any of Tenant’s Property, or to restore the Premises to the required condition, within 2 Business Days after termination of this Lease or Tenant’s right to possession, subject to applicable Laws, Landlord, at Tenant’s sole cost, shall be entitled (but not obligated) to remove and store Tenant’s Property and/or perform such restoration of the Premises. Landlord shall not be responsible for the value, preservation or safekeeping of Tenant’s Property. Tenant shall pay Landlord, upon demand, the expenses and storage charges incurred. If Tenant fails to remove Tenant’s Property from the Premises or storage, within 30 days after written notice, Landlord may deem all or any part of Tenant’s Property to be abandoned and, at Landlord’s option, subject to applicable Laws, title to Tenant’s Property shall vest in Landlord or Landlord may dispose of Tenant’s Property in any manner Landlord deems appropriate.
26.Miscellaneous.
26.01.This Lease shall be interpreted and enforced in accordance with the Laws of the state or commonwealth in which the Building is located and Landlord and Tenant hereby irrevocably consent to the jurisdiction and proper venue of such state or commonwealth. If any term or provision of this Lease shall to any extent be void or unenforceable, the remainder of this Lease shall not be affected. Whenever a matter is subject to the approval of governmental authorities or other governmental parties, or whenever the approval of any such parties is otherwise required under this Lease, the parties agree that the same shall include quasi-governmental authorities. The headings and titles to the Articles and Sections of this Lease are for convenience only and shall have no effect on the interpretation of any part of this Lease. If there is more than one Tenant or if Tenant is comprised of more than one party or entity, the obligations imposed upon Tenant shall be joint and several obligations of all the parties and entities, and requests or demands from any one person or entity comprising Tenant shall be deemed to have been made by all such persons or entities. Notices to any one person or entity shall be deemed to have been given to all persons and entities. Tenant represents and warrants to Landlord, and agrees, that each individual executing this Lease on behalf of Tenant is authorized to do so on behalf of Tenant and that the entity(ies) or individual(s) constituting Tenant or Guarantor or which may own or control Tenant or Guarantor or which may be owned or controlled by Tenant or Guarantor are not and at no time will be (i) in violation of any Laws relating to terrorism or money laundering, or (ii) among the individuals or entities identified on any list compiled pursuant to Executive Order 13224 for the purpose of identifying suspected terrorists or on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, http://www.treas.gov/ofac/tllsdn.pdf or any replacement website or other replacement official publication of such list. A breach by Tenant of the foregoing representation or warranty contained in this Section 26.01 will constitute an immediate and incurable Default.
26.02.If Landlord retains an attorney or institutes legal proceedings due to Tenant’s failure to pay Rent when due, then Tenant shall be required to pay Additional Rent in an amount equal to the reasonable attorneys’ fees and costs actually incurred by Landlord in connection therewith. Notwithstanding the foregoing, in any action or proceeding between Landlord and Tenant, including any appellate or alternative dispute resolution proceeding, the prevailing party shall be entitled to recover from the non-prevailing party all of its costs and expenses in connection therewith, including, but not limited to, reasonable attorneys’ fees actually incurred. TENANT HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING BASED UPON A BREACH OF THIS LEASE AND TENANT WAIVES THE RIGHT TO FILE ANY COUNTERCLAIMS OR CROSS-CLAIMS (OTHER THAN COMPULSORY COUNTERCLAIMS OR CROSS-CLAIMS) IN ACTIONS FOR RECOVERY OF POSSESSION OF THE PREMISES ONLY. No failure by either party to declare a default immediately upon its occurrence, nor any delay by either party in taking action for a default, nor Landlord’s acceptance of Rent with knowledge of a default by Tenant, shall constitute a waiver of the default, nor shall it constitute an estoppel.
26.03.Whenever a period of time is prescribed for the taking of an action by Landlord or Tenant (other than the payment of the Security Deposit or Rent), the period of time for the performance of such action shall be extended by the number of days that the performance is actually delayed due to strikes, acts of God, shortages of labor or materials, war, terrorist acts or breach or failure of any Data Systems, pandemics, civil disturbances and other causes beyond the reasonable control of the performing party (“Force Majeure”). However, events of Force Majeure shall not extend any period of time for the payment of Rent or other sums payable by either party or any period of time for the written exercise of an option or right by either party.
26.04.Landlord shall have the right to transfer and assign, in whole or in part, all of its rights and obligations under this Lease and in the Building and Property. Upon transfer, Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations. If Landlord is requested to produce the following information in connection with a proposed financing or sale, then Tenant, within 15 days after request, shall provide Landlord with a current financial statement and such other information as Landlord may reasonably request in order to create a “business profile” of Tenant and determine Tenant’s ability to fulfill its obligations under this Lease.
26.05.Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only and the delivery of it does not constitute an offer to Tenant or an option. Tenant represents that it has dealt directly with and only with the Tenant’s Broker (as defined in Section 1.10) as a broker representing Tenant in connection with this Lease. Tenant shall indemnify and hold Landlord and the Landlord Related Parties harmless from all claims of any other brokers claiming to have represented Tenant in connection with this Lease. Landlord hereby agrees to pay all brokerage commissions or finder’s fees (if any) that may be due to the Brokers in connection with this Lease pursuant to its written agreements, if any, with each such Broker. Landlord shall indemnify and hold Tenant and the Tenant Related Parties harmless from all claims of any brokers claiming to have represented Landlord in connection with this Lease. Landlord’s Broker (as defined in Section 1.10), or such other entity affiliated with Landlord’s Broker, that is involved in the negotiation of this Lease, represents only the Landlord in this transaction. Any assistance rendered by any agent or employee of Landlord’s Broker, or of such other entity affiliated with Landlord’s Broker, in connection with this Lease or any subsequent amendment or modification or any other document related hereto has been or will be made as an accommodation to Tenant solely in furtherance of consummating the transaction on behalf of Landlord, and not as agent for Tenant.
26.06.Time is of the essence with respect to all of the provisions of this Lease. This Lease shall create only the relationship of Landlord and Tenant between the parties, and not a partnership, joint venture or any other relationship. This Lease and the covenants and conditions in this Lease shall inure only to the benefit of and be binding only upon Landlord and Tenant and their permitted successors and assigns. Tenant agrees that Tenant may acknowledge only the existence of this Lease by and between Landlord and Tenant, that Tenant may not disclose any of the terms and provisions contained in this Lease to any tenant or other occupant in the Building or to any agent, employee, subtenant or assignee of such tenant or occupant, and Tenant also shall cause the Tenant Related Parties (including, without limitation, its brokers) to comply with the restrictions set forth in this sentence. The terms and provisions of the preceding sentence shall survive the termination of this Lease (whether by lapse of time or otherwise).
26.07.The expiration of the Term, whether by lapse of time, termination or otherwise, shall not relieve either party of any obligations which accrued prior to or which may continue to accrue after the expiration or termination of this Lease. Without limiting the scope of the prior sentence, it is agreed that Tenant’s obligations under Sections 4, 8, 12, 13, 19, 22, 25 and 26.10 shall survive the expiration or early termination of this Lease.
26.08.Landlord represents and warrants that it has full right and authority to enter into this Lease. Tenant may peacefully have, hold and enjoy the Premises, subject to the terms of this Lease and to all Mortgages and other matters of record from time to time, provided Tenant pays the Rent and fully performs all of its covenants and agreements. This covenant shall be binding upon Landlord and its successors only during its or their respective periods of ownership of the Building. Landlord shall not be responsible for the acts or omissions of any other tenant, Tenant or third party that may interfere with Tenant's use and enjoyment of the Premises; provided upon receipt of notice from Tenant of such interference, Landlord shall use commercially reasonable efforts (e.g. by enforcing the terms of applicable leases and the Building Rules and Regulations of the Building) to remedy such interference but shall incur no liability as a result of the refusal or failure of such third parties to comply. Notwithstanding the foregoing, Landlord shall not be required to take any legal action in connection therewith, including, without limitation, exercising any rights Landlord may have to terminate the lease or other agreement with any such other tenant or third party.
26.09.This Lease does not grant any rights to light or air over or about the Building. Landlord excepts and reserves exclusively to itself any and all rights not specifically granted to Tenant under this Lease, including, without limitation, the exclusive right to the use of: (1) roofs, (2) telephone, electrical and janitorial closets, (3) equipment rooms, Building risers or similar areas that are used by Landlord for the provision of Building services, (4) rights to the land and improvements below the floor of the Premises (including, without limitation, any basements, cellars, vaults, vault space or area), (5) the improvements and air rights above the Premises, (6) the improvements and air rights outside the demising walls of the Premises, including, without limitation, all balconies, terraces and roofs adjacent to the Premises and (7) the areas below the improved floor level of the Premises, within the walls of the Premises, and above the improved ceiling of the Premises and those areas and risers within the Premises used for the installation of utility lines, facilities and equipment and other installations serving the Building or occupants of the Building, and Landlord specifically reserves to itself the right to use, maintain and repair the same and the right to make additional installations therein and elsewhere in the Premises, provided the same are concealed and do not reduce the usable square footage of the Premises by more than a de minimis amount. Without limiting the foregoing, Tenant agrees that Landlord, throughout the Term of this Lease, shall have free access to any and all mechanical installations, and Tenant agrees that there shall be no construction or partitions or other obstructions which might interfere with the moving of the servicing equipment of Landlord to or from the enclosures containing said installations. Tenant further agrees that neither Tenant nor any of the Tenant Parties shall at any time tamper with, adjust or otherwise in any manner affect Landlord’s mechanical installations. Landlord shall have the right at any time to change the name or address of the Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Building. Landlord shall also have the right to make such other changes to the Property and Building as Landlord deems appropriate, provided the changes do not materially adversely affect Tenant’s ability to use the Premises for the Permitted Use, materially increase Tenant's obligations under this Lease or materially reduce Tenant's rights under this Lease. Landlord shall also have the right (but not the obligation) to temporarily close the Building if Landlord reasonably determines that there is an imminent danger of significant damage to the Building or of personal injury to Landlord’s employees or the occupants of the Building. The circumstances under which Landlord may temporarily close the Building shall include, without limitation, electrical interruptions, hurricanes and civil disturbances. A closure of the Building under such circumstances shall not constitute a constructive eviction nor entitle Tenant to an abatement or reduction of Rent.
26.10.Tenant covenants and agrees that Tenant shall, at all times during the Term and at its sole cost, comply with and assume responsibility and liability under all Environmental Laws applicable to occupancy or use of or operations at the Premises by Tenant and the Tenant Related Parties and their respective contractors and vendors. In the event that Tenant proposes to undertake any Alterations, Tenant shall comply (at Tenant’s sole cost) with Landlord’s criteria

(as established from time to time), if any, for testing and remediation of Hazardous Materials. Tenant agrees that should it or any of the Tenant Related Parties know of (a) any violation of Environmental Laws relating to the Premises, or (b) the escape, release or threatened release of any Hazardous Materials in, at or about the Premises, Tenant shall promptly notify Landlord in writing of such violation, escape, release or threatened release, and Tenant shall provide all warnings of exposure to Hazardous Materials in, at or about the Premises in strict compliance with all applicable Environmental Laws. Tenant shall at no time use, analyze, generate, manufacture, produce, transport, store, treat, release, dispose of or permit the escape of, or otherwise deposit in, at or about the Premises or the Property, any Hazardous Materials, or permit or allow any of the Tenant Related Parties or their respective contractors or vendors to do so. If Tenant or any of the Tenant Related Parties or their respective contractors or vendors violates the provisions of this Section 26.10, in addition to Landlord’s other rights and remedies in the case of such default, Tenant shall be responsible, at its sole cost, for the removal and disposal, in compliance with Environmental Laws, of any Hazardous Materials present at or emanating from the Property as a result of such violation and for the repair and restoration of any damage to the Property caused thereby (or, at Landlord’s option, Landlord may perform such work, at Tenant’s sole cost). As used in this Lease, the term “Environmental Laws” shall mean any and all federal, state and local laws, regulations, ordinances, codes and policies, and any and all judicial or administrative interpretations thereof by governmental authorities, as now in effect or hereinafter amended or enacted, relating to (i) pollution or protection of the environment, natural resources or health and safety; including, without limitation, those regulating, relating to, or imposing liability for emissions, discharges, releases or threatened releases of Hazardous Materials into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, release, transport or handling of Hazardous Materials; and (ii) the use of chemical, electrical, radiological or nuclear processes, radiation, sophisticated electrical and/or mechanical equipment, sonar and sound equipment, lasers, and laboratory analysis and materials, and the term “Hazardous Materials” shall mean any and all substances, chemicals, wastes, sewage or other materials that are now or hereafter regulated, controlled or prohibited by any Environmental Laws, including, without limitation, any (1) substance defined as a “hazardous substance”, “extremely hazardous substance”, “hazardous material”, “hazardous chemical”, “hazardous waste”, “toxic substance” or “air pollutant” by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 5101, et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901, et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251, et seq.; the Clean Air Act, 42 U.S.C. Section 7401, et seq.; the Emergency Planning and Community Right-to-Know Act, 42 U.S.C. Section 11001, et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; or the Occupational Safety and Health Standards, 25 C.F.R. 1910-1000 et seq., or regulations promulgated thereunder, all as amended to date and as amended hereafter; (2) hazardous substance, hazardous waste, toxic substance, toxic waste or hazardous material, waste, chemical or compound described in any other Environmental Laws; and (3) asbestos, polychlorinated biphenyls, urea formaldehyde insulation, flammable or explosive or radioactive materials, gasoline, oil, motor oil, waste oil, petroleum (including, without limitation, crude oil or any component thereof), petroleum-based products, paints, solvents, lead, cyanide, DDT, printing inks, acids, pesticides, ammonium compounds, and other regulated chemical products. To the actual knowledge of Mike Nootens (Landlord's employee whose responsibilities include the management of environmental matters related to the Building), Landlord has not received any written notice from any governmental entity that the Property or the Building is currently in breach of any Environmental Laws. If Landlord receives written notice of the presence of Hazardous Materials in the Building in violation of Environmental Laws which were not brought into the Building by Tenant, by any Tenant Related Party or by any contractor or invitee of Tenant or any Tenant Related Party, Landlord shall remediate such Hazardous Materials to the extent required by applicable Environmental Laws. The cost of such remediation shall not be included in Operating Expenses except to the extent such costs are incurred in the ordinary course of operating the Building, such as costs to dispose of batteries, electronics, paint, ballasts, lamps, diesel fuel and similar materials.

26.11.Landlord or its beneficial owner is a real estate investment trust (REIT). A REIT is subject to regulations regarding the nature of its income. As long as an adjustment does not increase the monetary obligations of Tenant, and in order to protect Landlord and its beneficial owners from an adverse tax event under the REIT regulations, Landlord may require that the rent or fees (or a portion thereof) payable under this Lease be decreased or paid directly to an affiliate of Landlord, and Tenant shall, without charge and within 10 days after Landlord’s written request, execute and deliver to Landlord such amendments to this Lease, or such other documents, as may be reasonably required by Landlord to avoid the adverse tax event in the manner described above.
26.12.This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. This Lease may be executed in counterparts and shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart, provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. The parties acknowledge and agree that they intend to conduct this transaction by electronic means and that this Lease may be executed by electronic signature, which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature. Without limitation, in addition to electronically produced signatures, “electronic signature” shall include electronically scanned and transmitted versions (e.g., via pdf) of an original signature.
26.13.Tenant agrees to submit to Landlord any information required (directly or indirectly) in order for Landlord to (a) comply with Laws and (b) submit to any governmental authority any information legally required by such authority. In addition, Tenant authorizes Landlord to request and receive directly from any utility provider providing utilities to the Premises on a separately metered basis, copies of Tenant’s utility billing records, if required by Landlord in connection with an analysis of utility consumption at the Building and Tenant agrees to furnish any such records in Tenant’s possession to Landlord within 10 days after a written request from Landlord, if Landlord is not able to obtain such records from the utility company.
26.14.The Building name (and/or any other trade names and/or marks of Landlord or any affiliate of Landlord) and the goodwill associated therewith (collectively, the “Trademark”) used by Landlord is owned by Landlord and/or an affiliate of Landlord and all rights with respect to the Trademark are reserved to Landlord and its affiliates. Neither Tenant nor any other party affiliated with Tenant shall use the Trademark without Landlord’s prior written consent. In addition, Tenant shall not use (or permit any party affiliated with Tenant to use) any name associated with the Building or any pictures, illustrations or likenesses of the Property or Building or any symbol, design, mark or insignia adopted by Landlord for the Building, in Tenant’s advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.
26.15.This Lease (including, without limitation, the exhibits and attachments listed in the table of contents, which constitute part of this Lease and are hereby incorporated into and made a part of this Lease and shall be binding on, and shall be complied with, by the parties to this Lease, as if fully set forth in the body of this Lease) constitutes the entire agreement between the parties and supersedes all prior agreements and understandings related to the Premises, including all lease proposals, letters of intent and other documents. Neither party is relying upon any warranty, statement or representation not contained in this Lease. This Lease may be modified only by a written agreement signed by an authorized representative of Landlord and Tenant. Tenant shall not record this Lease or any memorandum or notice without Landlord’s prior written consent.
[signature page follows]

    Landlord and Tenant have executed this Lease as of the day and year first above written.

LANDLORD:

EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company By: /s/ Eric Marx Name: Eric Marx Title: Authorized Signatory

TENANT:

CROWDSTRIKE, INC., a Delaware corporation By: /s/ Burt Podbere Name: Burt Podbere Title: CFO Tenant’s Tax ID Number (SSN or FEIN): [***]

EXHIBIT A
OUTLINE AND LOCATION OF PREMISES
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas.
[Attached]

EXHIBIT A
1

Premises
14th Floor - 25,805 RSF shown as shaded

STAIR #2
WOMEN'S
JAN
MEN'S
ELECTRICAL
MECHANICAL
ELEV #2
ELEV #1
STAIR #1

EXHIBIT A
2

EXHIBIT A-1
OUTLINE AND LOCATION OF OFFER SPACE
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas.
[Attached]

EXHIBIT A-1
1

ROFO Space
15th Floor - 25,804 shown as shaded

STAIR #2
WOMEN'S
JAN
MEN'S
ELECTRICAL
MECHANICAL
ELEV #2
ELEVATOR LOBBY
ELEV #1
STAIR #1

EXHIBIT A-1
2

ROFO Space
17th Floor - Suite 1700 - 13,165 RSF shown as shaded

STAIR #2
WOMEN'S
JAN
MEN'S
ELECTRICAL
MECHANICAL
ELEV #2
ELEVATOR LOBBY
ELEV #1
STAIR #1

EXHIBIT A-1
3

EXHIBIT A-2
OUTLINE AND LOCATION OF ROFR SPACE
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas.
[Attached]

EXHIBIT A-2
1

ROFR Space

17th Floor - Suite 1750 - 10,580 RSF shown as shaded

STAIR #2
WOMEN'S
JAN
MEN'S
ELECTRICAL
MECHANICAL
ELEV #2
ELEVATOR LOBBY
ELEV #1
STAIR #1

EXHIBIT A-2
2

EXHIBIT B
EXPENSES AND TAXES
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas. Capitalized terms used but not defined herein shall have the meanings given in the Lease.
1. Payments.

1.01. Tenant shall pay Tenant’s Pro Rata Share of Expenses (as defined in Section 2 below) (the “Expense Rent”) for each calendar year during the Term and Tenant’s Pro Rata Share of Taxes (as defined in Section 2 below) (the “Tax Rent”) for each Fiscal Year during the Term. Landlord shall provide Tenant with a good faith estimate of the Expense Rent for each calendar year and of the Tax Rent for each Fiscal Year during the Term. On or before the first day of each month, Tenant shall pay to Landlord a monthly installment equal to 1/12th of Landlord’s estimate of both the Expense Rent and the Tax Rent. If Landlord determines that its good faith estimate was incorrect by a material amount, Landlord may provide Tenant with a revised estimate and bill Tenant for any deficiency which may have accrued. After its receipt of the revised estimate, Tenant’s monthly payments shall be based upon the revised estimate. If Landlord does not provide Tenant with an estimate of the Expense Rent by January 1 of a calendar year or of the Tax Rent by the first day of a Fiscal Year, Tenant shall continue to pay monthly installments based on the previous year’s estimate(s) until Landlord provides Tenant with the new estimate. Upon delivery of the new estimate, an adjustment shall be made for any month for which Tenant paid monthly installments based on the previous year’s estimate. Tenant shall pay Landlord the amount of any underpayment within 30 days after receipt of the new estimate. Any overpayment shall be refunded to Tenant within 30 days or credited against the next due future installment(s) of Additional Rent.

1.02. As soon as is practical following the end of each calendar year or Fiscal Year, as the case may be, Landlord shall furnish Tenant with a statement of the actual Expenses and Expense Rent for such calendar year or the actual Taxes and Tax Rent for such Fiscal Year, as applicable (“Landlord’s Statement”). If the estimated Expense Rent or estimated Tax Rent is more than the actual Expense Rent or actual Tax Rent for the applicable calendar year or Fiscal Year, as applicable, Landlord shall either provide Tenant with a refund or apply any overpayment by Tenant against Additional Rent due or next becoming due, provided if the Term expires before the determination of the overpayment, Landlord shall refund any overpayment to Tenant after first deducting the amount of Rent due. If the estimated Expense Rent or estimated Tax Rent is less than the actual Expense Rent or actual Tax Rent for the applicable calendar year or Fiscal Year, as applicable, Tenant shall pay Landlord, within 30 days after its receipt of Landlord’s Statement, any underpayment for the prior calendar year.

2. Expenses.

2.01. “Expenses” shall mean all costs and expenses incurred in each calendar year in connection with operating, equipping, maintaining, repairing, managing and making replacements to the Building and the Property (including, without limitation, all systems, structures, structural elements, personal property and Common Areas related thereto), including, but not limited to:

(i)Labor costs, including, wages, salaries, social security and employment taxes, medical and other types of insurance, uniforms, training, and retirement and pension plans and other employee benefits.
(ii)Management fees, the cost of equipping, staffing, operating and maintaining an on-site or off-site management office (provided if the management office

EXHIBIT B
1

services one or more other buildings or properties, the shared costs and expenses of such management office[s] shall be equitably prorated and apportioned between the Building and the other buildings or properties), accounting and bookkeeping services, legal fees not attributable to leasing or collection activity, and other administrative costs, and Landlord, by itself or through an affiliate, shall have the right to directly perform or provide any services under the Lease (including management services) and be compensated therefor, provided that the cost of any such services shall not exceed the cost that would have been incurred had Landlord entered into an arm’s-length contract for such services with an unaffiliated entity of comparable skill and experience.
(iii)The cost of services, including amounts paid to service providers (including, without limitation, contractors and/or suppliers) and the rental and purchase cost of parts, materials, supplies, tools and equipment. At Landlord’s option, major equipment purchases may be amortized over a reasonable period selected by Landlord and major repair items may be amortized over a period of up to 5 years.
(iv)Premiums and deductibles paid by Landlord for insurance, including workers compensation, property coverage, earthquake, general liability, rental loss, elevator, boiler and other insurance customarily carried from time to time by owners of comparable properties. If Landlord self-insures any risk rather than obtaining third party coverage therefor, Landlord shall be entitled to include in Expenses the fees, costs and charges Landlord would have incurred if Landlord had not elected to self-insure any such risk.
(v)Electrical Costs (defined below) and charges for water, hot and/or chilled water, gas, steam, heat (including, without limitation, heating oil), air conditioning and ventilation and sewer and other utilities, but excluding (1) those charges for which Landlord is reimbursed by tenants (other than through a payment of a share of Expenses) and (2) the cost of providing a given utility service to individual tenant spaces in the Building if Tenant is billed directly for the cost of providing such utility service to the Premises as a separate charge in addition to Base Rent and Expense Rent. “Electrical Costs” means: (i) charges paid by Landlord for electricity; (ii) costs incurred in connection with an energy management program for the Property; and (iii) if and to the extent permitted by Law, a fee for the services provided by Landlord in connection with the selection of utility companies and the negotiation and administration of contracts for electricity, provided that such fee shall not exceed 50% of any savings obtained by Landlord. For purposes of determining utility charges to be included in Expenses, Landlord may make reasonable estimates of usage to the extent service to any relevant portion of the Building is not separately metered.
(vi)The cost of capital improvements (as distinguished from replacement parts or components installed in the ordinary course of business, which shall be included in Expenses) made to the Property, which are (a) performed primarily to reduce current or future operating expense costs, upgrade security or otherwise improve the operating efficiency of the Property or (b) required to comply with any Laws that are enacted, or first interpreted to apply to the Property after the date of the Lease. The cost of capital improvements shall be amortized by Landlord over the useful life of the applicable item or, in the case of a cost saving capital improvement, over the Payback Period (as defined below), if such period is fewer years. The amortized cost of capital improvements, and the amortized cost of the items amortized pursuant to Section 2.01(iii) above, may, at Landlord’s option, include actual or imputed interest at the rate that Landlord would reasonably be required to pay to finance the cost of the capital improvement or such other items. “Payback Period” means the reasonably estimated period of time that it takes for the cost savings resulting from a capital improvement to equal the total cost of the capital improvement.

EXHIBIT B
2

(vii)Any other expense or charge of any nature whatsoever which, in accordance with general industry practice with respect to the operation of a first class office building, would be construed as an operating expense.
Notwithstanding anything to the contrary contained herein, if any Expenses are incurred with respect to an item or service or portion of the Beneficial Common Areas (defined in Section 2.05 below) that serves or benefits another building or property in addition to the Building or Property, in order to determine the amount of the Expenses for the applicable period allocable or attributable to the Building and Property, Landlord shall make a reasonable allocation of any such Expenses between the Building or Property and such other buildings or properties, which need not be based on relative size and use, provided that if any such Expenses are paid pursuant to a reciprocal easement agreement, common area agreement or similar agreement, any allocation shall be made in accordance with such agreement to the extent such allocation is addressed by such agreement. Nothing contained in this Section 2.01 shall expand Landlord’s obligations under this Lease (including, without limitation, Landlord’s obligations to provide services).

2.02. Expenses shall not include: (a) the cost of capital improvements (except as set forth above); (b) depreciation; (c) principal payments of mortgage and other non-operating debts of Landlord; (d) the cost of repairs or other work to the extent Landlord is reimbursed by insurance or condemnation proceeds; (e) costs in connection with leasing space in the Building; (f) lease concessions, rental abatements and construction allowances granted to specific tenants; (g) costs incurred in connection with the sale, financing or refinancing of the Building; (h) fines, interest and penalties incurred due to the late payment of Taxes or Expenses by Landlord; (i) organizational expenses associated with the creation and operation of the entity which constitutes Landlord; (j) any penalties or damages that Landlord pays to Tenant under the Lease or to other tenants in the Building under their respective leases (k) real estate brokers’ leasing commissions; (l) costs of other services or work performed for the singular benefit of another tenant or occupant (other than for Common Areas of the Building) and either not available to Tenant or provided to Tenant only for an additional fee (in addition to its payment of a share of Expenses under this Exhibit); (m) Taxes and any inheritance, estate, succession, transfer, gift, franchise, corporation, income, gains or profit tax or capital levy and other taxes excluded from the definition of Taxes; (n) rental under any ground lease; (o) reserves of any kind; and (p) political contributions or contributions to charities.

2.03. If at any time during a calendar year the Building is less than 95% occupied or Landlord is not supplying services to at least 95% of the total Rentable Square Footage of the Building, Expenses shall, at Landlord’s option, be determined as if the Building had been 95% occupied and Landlord had been supplying services to 95% of the Rentable Square Footage of the Building during that calendar year.

2.04. “Taxes” shall mean: (a) all real property taxes and other assessments on or allocable or attributable to the Building and/or Property, including, but not limited to, gross receipts taxes, assessments for special improvement districts and building improvement districts, governmental charges and fees and assessments for police, fire, traffic mitigation or other governmental service of purported benefit to the Property; (b) all personal property taxes for property that is owned by Landlord and used in connection with the operation, maintenance and repair of the Property;(c) all impositions (whether or not such impositions constitute tax receipts to governmental agencies) in substitution, partially or totally, of any impositions now or previously included within the definition of Taxes, including, without limitation, those imposed or required by governmental agencies to increase tax increments to governmental agencies and (d) all costs and fees incurred in connection with seeking reductions in any tax liabilities described in (a), (b) and (c) above, including, without limitation, any costs incurred by Landlord for compliance, review and appeal of tax liabilities. Taxes shall not include any income, capital levy, transfer, capital stock, gift, estate or inheritance tax or any taxes for which any tenant of the Property is directly responsible to taxing authorities or any fines, interest and penalties incurred due to the late payment of Taxes. If a reduction in Taxes is obtained for any year of the Term with respect to which Tenant paid Tax Rent, then Taxes for that year will be retroactively adjusted and

EXHIBIT B
3

Landlord shall provide Tenant with a credit, if any, based on the adjustment, provided that if a reduction in Taxes pertains to a particular tenant (such as, for example, if a particular tenant is tax exempt), Tenant shall not be entitled to any portion of such reduction and for purposes of determining Tenant’s Pro Rata Share of Taxes, such reduction shall be disregarded.

If Landlord is permitted to pay a Tax assessment in installments, and Landlord elects to do so, Taxes for the year shall include the amount of the installment and any interest due and payable during that year. For all other taxes, Taxes for a given year shall, at Landlord’s election, include either the amount accrued, assessed or otherwise imposed for the applicable year or the amount due and payable for such year, provided that Landlord’s election shall be applied consistently throughout the Term. Notwithstanding anything to the contrary contained herein, if the Property or any portion thereof is not separately assessed or if any portion of the Beneficial Common Areas serves or benefits another building or property in addition to the Building or Property, in order to determine the amount of the Taxes allocable or attributable to the Property for the applicable period, Landlord shall make a reasonable allocation of the Taxes for the tax parcels containing the applicable portion of the Property or such Beneficial Common Area (as applicable) between the Property and the other building[s] or property[ies] involved, which allocation may, at Landlord’s option, take into account (among other things), the differential tax rates applicable to the different uses in the Property or such other buildings or properties, provided that if any such Tax is paid pursuant to a reciprocal easement agreement, common area agreement or similar agreement, any allocation shall be made in accordance with such agreement to the extent such allocation is addressed by such agreement.

2.05. Notwithstanding anything to the contrary contained herein, for purposes only of calculating Expenses and Taxes for purposes of the Lease, the Common Areas may include, at Landlord’s election, areas which are not part of the Property, but which serve or otherwise benefit the Property, and are maintained in whole or in part by Landlord or an affiliate of Landlord (or by another party to whom Landlord is obligated to pay all or any portion of the cost thereof) (“Beneficial Common Areas”).

2.06. Notwithstanding the foregoing, for purposes of computing Tenant's Pro Rata Share of Expenses, commencing with the calendar year following the first full calendar year of the Term, Controllable Expenses (hereinafter defined) shall not increase by more than five percent (5%) each calendar year, on a cumulative, compounded basis, over the course of the Term. "Controllable Expenses" shall mean all Expenses exclusive of (i) the cost of insurance, taxes, utilities, snow removal, (ii) the annual amortized capital costs incurred by Landlord to comply with laws that were not applicable to the Building as of the Commencement Date or incurred by Landlord primarily for the purpose of reducing operating expenses or otherwise improving the operating efficiency of the Property or Building, (iii) costs incurred by Landlord in connection with increased levels or additional types of services at the Property or Building, and (iv) any other costs incurred by Landlord for reasons outside Landlord's reasonable control (e.g., costs incurred as a result of increases in union wages or non-capital costs incurred in complying with governmental laws and regulations).

3. Audit Rights.

3.01. Within 60 days after receiving Landlord’s Statement of Expenses (each such period is referred to as the “Review Notice Period”), Tenant may give Landlord written notice (“Review Notice”) that Tenant intends to review Landlord’s records of the Expenses for the calendar year to which the statement applies, and within 60 days after sending the Review Notice to Landlord (such period is referred to as the “Request for Information Period”), Tenant shall send Landlord a written request identifying, with a reasonable degree of specificity, the information that Tenant desires to review (the “Request for Information”). Within a reasonable time after Landlord’s receipt of a timely Request for Information and executed Audit Confidentiality Agreement (referenced below), Landlord, as determined by Landlord, shall forward to Tenant, or make all pertinent records available for inspection on site at such location deemed reasonably appropriate by Landlord, such records (or copies thereof) for the applicable calendar year that are reasonably necessary for Tenant to conduct its review of the information appropriately

EXHIBIT B
4

identified in the Request for Information. Within 60 days after any particular records are made available to Tenant (such period is referred to as the “Objection Period”), Tenant shall have the right to give Landlord written notice (an “Objection Notice”) stating in reasonable detail any objection to Landlord’s Statement of Expenses for that year which relates to the records that have been made available to Tenant. If Tenant provides Landlord with a timely Objection Notice, Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Objection Notice. If Landlord and Tenant determine that Expenses for the calendar year are less than reported, Landlord shall provide Tenant with a credit against the next installment of Rent in the amount of the overpayment by Tenant. Likewise, if Landlord and Tenant determine that Expenses for the calendar year are greater than reported, Tenant shall pay Landlord the amount of any underpayment within 30 days. If Tenant fails to give Landlord an Objection Notice with respect to any records that have been made available to Tenant prior to expiration of the Objection Period applicable to the records which have been provided to Tenant, Tenant shall be deemed to have approved Landlord’s Statement of Expenses with respect to the matters reflected in such records and shall be barred from raising any claims regarding the Expenses relating to such records for that year. If Tenant fails to provide Landlord with a Review Notice prior to expiration of the Review Notice Period or fails to provide Landlord with a Request for Information prior to expiration of the Request for Information Period described above, Tenant shall be deemed to have approved Landlord’s Statement of Expenses and shall be barred from raising any claims regarding the Expenses for that year. If Tenant provides Landlord with a timely Review Notice and Request for Information and Objection Notice, Tenant shall be barred from raising any issues with respect to the applicable statement of Expenses or the Expenses for the applicable year that are not covered by such Objection Notice.

If Tenant retains an agent to review Landlord’s records, the agent must be with a CPA firm licensed to do business in the state or commonwealth where the Property is located, and the fees charged cannot be based in whole or in part on a contingency basis. Tenant shall be solely responsible for all costs, expenses and fees incurred for the audit; provided, if it is ultimately determined that the amount paid by Tenant as Tenant's Pro Rata Share of Expenses and Tenant's Pro Rata Share of Taxes, in the aggregate, exceeds the actual Tenant's Pro Rata Share of Expenses and Tenant's Pro Rata Share of Taxes, in the aggregate (an "Overpayment"), by more than five percent (5%), then Landlord shall pay the reasonable, actual out of pocket costs incurred by Tenant in connection with such audit not to exceed the lesser of (a) $3,000.00, and (b) the amount of the Overpayment. The records and related information obtained by Tenant shall be treated as confidential, and applicable only to the Building, by Tenant and its auditors, consultants and other parties reviewing such records on behalf of Tenant (collectively, “Tenant’s Auditors”), and, prior to making any records available to Tenant or Tenant’s Auditors, Landlord may require Tenant and Tenant’s Auditors to each execute a reasonable confidentiality agreement (“Audit Confidentiality Agreement”) in accordance with the foregoing. In no event shall Tenant be permitted to examine Landlord’s records or to dispute any statement of Expenses unless Tenant has paid and continues to pay all Rent when due (including any disputed amounts). In no event will Tenant be permitted to conduct an audit during any period when Tenant is in Monetary Default.

3.02. Notwithstanding anything to the contrary contained in this Lease, Tenant’s failure to object to any statement, invoice or billing rendered by Landlord (other than Landlord’s Statement of Expenses, which shall be governed by the provisions of Section 3.01 above) within a period of 120 days after receipt of the same shall constitute Tenant’s unconditional acquiescence with respect thereto and Tenant shall be deemed to have waived its right, if any, to challenge or object to such statement. Any objection by Tenant must (a) be in writing (the “Billing Objection Notice”), (b) be delivered to Landlord within the aforementioned 120 day period and (c) reference the statement, invoice or billing in dispute, include the amount that is in dispute and the specific reason for such objection. If Tenant’s Billing Objection Notice fails to meet the aforementioned requirements, such failure will render Tenant’s objection null and void. Landlord and Tenant intend that the foregoing provision sets forth Tenant’s sole right to object to any statement, invoice or billing rendered by Landlord and shall supersede any right of Tenant to audit or request back up documentation from Landlord which may otherwise be provided at Law,

EXHIBIT B
5

in equity or by this Lease (other than Landlord’s Statement of Expenses, which shall be governed by the provisions of Section 3.01 above). If Tenant provides Landlord with a Billing Objection Notice that meets the requirements set forth in this Section 3.02, Tenant shall be barred from raising any issues with respect to the applicable statement, invoice or billing referenced in Tenant’s Billing Objection Notice that are not raised by Tenant in such Billing Objection Notice. Landlord and Tenant shall work together in good faith to resolve any issues raised in Tenant’s Billing Objection Notice. If upon resolution of the issues raised by Tenant’s Billing Objection Notice it is determined that there have been any overpayments or underpayments by Tenant, such overpayments and underpayments shall be handled in the same manner as overpayments or underpayments of Expenses are handled under Section 3.01 of this Exhibit B.

4.    Personal Property Taxes.

Tenant shall pay prior to delinquency all taxes, if any, assessed against or levied upon its occupancy of the Premises or upon the fixtures, furnishings, equipment and all other personal property of Tenant located in the Premises and when possible Tenant shall cause said fixtures, furnishings, equipment and other personal property to be assessed and billed separately from the property of Landlord. In the event any or all of Tenant's fixtures, furnishings, equipment or other personal property or its occupancy of the Premises shall be assessed and taxed with the property of Landlord, Tenant shall pay to Landlord its share of such taxes within 20 days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's fixtures, furnishings, equipment, personal property or occupancy.

EXHIBIT B
6

EXHIBIT C
WORK LETTER
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas. Capitalized terms used but not defined herein shall have the meanings given in the Lease.

As used in this Work Letter, the "Premises" shall be deemed to mean the Premises, as initially defined in the Lease.

1.Tenant, following the delivery of the Premises by Landlord and the full and final execution and delivery of the Lease to which this Exhibit is attached and all prepaid rental and security deposits required under such agreement, shall have the right to perform alterations and improvements in the Premises (the "Initial Alterations"). Notwithstanding the foregoing, Tenant and its contractors shall not have the right to perform Initial Alterations in the Premises unless and until Tenant has complied with all of the terms and conditions of Section 9 of the Lease, including, without limitation, approval by Landlord of the final plans for the Initial Alterations and the contractors (both general contractors and subcontractors) to be retained by Tenant to perform such Initial Alterations. Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment), and Landlord's approval of Tenant's plans shall in no event relieve Tenant of the responsibility for such design. Landlord’s approval of Tenant’s plans for the Initial Alterations shall not be unreasonably withheld. Landlord shall review Tenant’s plans within 15 Business Days after Tenant’s delivery of such plans (in PDF, CAD and hard copy formats) to Landlord’s Building manager. Unless otherwise expressly agreed to by Landlord in writing, Tenant’s plans shall be consistent with the Building’s standards for leasehold improvements. Landlord's approval of the contractors to perform the Initial Alterations shall not be unreasonably withheld, conditioned or delayed. The parties agree that Landlord's approval of the general contractor to perform the Initial Alterations shall not be considered to be unreasonably withheld if any such general contractor (i) does not have trade references reasonably acceptable to Landlord, (ii) does not maintain insurance as required pursuant to the terms of this Lease, or (iii) is not licensed as a contractor in the state/municipality in which the Premises is located. Tenant acknowledges the foregoing is not intended to be an exclusive list of the reasons why Landlord may reasonably withhold its consent to a general contractor. Prior to commencing to perform any of the Initial Alterations in the Premises, Tenant shall deliver to Landlord a copy of Tenant’s contract with Tenant’s general contractor. Tenant shall ensure that all contractors performing the Initial Alterations include Landlord and such other parties as Landlord shall require as additional insureds on the insurance policies maintained by such contractors. Promptly after Landlord approves Tenant’s plans for the Initial Alterations, Tenant shall deliver to Landlord an itemized statement of the estimated hard and soft costs of the Initial Alterations.
2.Subject to the terms and conditions of this Exhibit, Landlord agrees to contribute the sum of $ 1,032,200.00 (the "Allowance") toward the cost of performing the Initial Alterations in preparation of Tenant's occupancy of the Premises.
2.01.The Allowance may only be used for the cost of construction management (including the Landlord Fee), permitting, preparing design and construction documents and mechanical and electrical plans for the Initial Alterations and for hard costs in connection with the Initial Alterations. The Allowance, less a 10% retainage (which retainage shall be payable as part of the final draw), shall be paid to Tenant or, at Landlord's option, to the order of the general contractor that performs the Initial Alterations, in periodic disbursements within 30 days

EXHIBIT C
1

after receipt of the following documentation: (i) an application for payment and sworn statement of contractor substantially in the form of AIA Document G-702 covering all work for which disbursement is to be made to a date specified therein; (ii) Contractor's, subcontractor's and material supplier's waivers of liens which shall cover all Initial Alterations for which disbursement is being requested and all other statements and forms required for compliance with the mechanics' lien laws of the state in which the Premises is located, together with all such invoices, contracts, or other supporting data as Landlord or Landlord's Mortgagee may reasonably require; (iii) copies of all construction contracts for the Initial Alterations, together with copies of all change orders, if any; and (iv) a request to disburse from Tenant containing an approval by Tenant of the work done and a good faith estimate of the cost to complete the Initial Alterations. Upon completion of the Initial Alterations, and prior to final disbursement of the Allowance, Tenant shall furnish Landlord with: (1) general contractor and architect's completion affidavits, (2) full and final waivers of lien, (3) receipted bills covering all labor and materials expended and used, (4) as-built plans of the Initial Alterations, and (5) the certification of Tenant and its architect that the Initial Alterations have been installed in a good and workmanlike manner in accordance with the approved plans, and in accordance with applicable laws, codes and ordinances. In no event shall Landlord be required to disburse the Allowance more than one time per month. Notwithstanding anything herein to the contrary, Landlord shall not be obligated to disburse any portion of the Allowance during the continuance of an uncured Material Default under the Lease, and Landlord's obligation to disburse shall only resume when and if such Material Default is cured.
2.02.Notwithstanding anything to the contrary contained herein, so long as there is no Material Default under the Lease and the Initial Alterations are complete and have been paid for, no more than $129,025.00, being $5.00 per rentable square foot of the Premises, of the Allowance may be applied toward Moving Costs and installing Cable. As used herein, "Moving Costs" means Tenant's actual, reasonable costs in physically moving to the Premises.
3.In no event shall the Allowance be used for the purchase of equipment, furniture or other items of personal property of Tenant. If Tenant does not submit a request for payment of the entire Allowance to Landlord in accordance with the provisions contained in this Exhibit by September 1, 2019, any unused amount shall accrue to the sole benefit of Landlord, it being understood that Tenant shall not be entitled to any credit, abatement or other concession in connection therewith. Tenant shall be responsible for all applicable state sales or use taxes, if any, payable in connection with the Initial Alterations and/or Allowance.
4.Tenant shall pay a fee to Landlord or, at Landlord’s direction, to Landlord’s Building manager, equal to one percent (1%) of the hard costs of the Initial Alterations as compensation for Landlord’s project administration of the Initial Alterations, including, without limitation, review of Tenant’s plans, processing payment of the Allowance and other payment requests, coordination of the performance of the Initial Alterations and other work in the Building, monitoring of the Initial Alterations, and project close-out. Landlord shall be entitled to deduct such fee from the Allowance.
5.Tenant agrees to accept the Premises in the condition required pursuant to Section 3.02 of the Lease but otherwise in its "as-is" condition and configuration, it being agreed that, Landlord shall not be required to (a) perform any work, except as provided in Section 9 of this Exhibit C (subject to Landlord's obligation to deliver possession of the Premises in accordance with the second sentence of Section 3.02 of the Lease), or (b) except as provided above with respect to the Allowance, incur any costs in connection with the construction or demolition of any improvements in the Premises.
6.This Exhibit shall not be deemed applicable to any additional space added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise, or to any portion of the original Premises or any additions to the Premises in the event of a renewal or extension of the original Term of the Lease, whether by any options under the Lease or otherwise, unless expressly so provided in the Lease or any amendment or supplement to the Lease.

EXHIBIT C
2

7.Notwithstanding anything to the contrary contained in the Lease, neither Tenant, nor its general contractors, subcontractors or consultants shall be charged by Landlord for their use of parking, hoists, freight elevators or access to loading docks in connection with performance of the Initial Alterations.
8.Landlord shall pay cost of the test fit drawings for the Premises performed with respect to the 14th floor and the 18th floor of the Building, as well as one revision to such test fit drawings prepared for the 14th floor of the Building (collectively, the "Test Fit"), up to a maximum amount of $4,988.30. Landlord shall pay such costs directly to the architect who prepared the Test Fit. The Allowance shall not be used to pay for the Test Fit for the Premises that was performed prior to the Effective Date. To the extent the cost of the Test Fit exceeds $4,988.30, Tenant shall reimburse Landlord for such excess or, at Tenant's direction, such amount may be paid to Landlord from the Allowance.
9.Landlord shall perform improvements to the Premises to expand the women’s restroom within the Premises by (a) installing one additional stall and constructing a new wall that separates the women’s restroom from the break room, all as shown on the Floor Plan dated February 8, 2018, prepared by Carson Design Associates as Job No. A1725404, attached hereto as Schedule C-1 (the "Space Plan"), and (b) installing fixtures and finishes in such expanded portion of the women’s restroom (i) using Building Standard methods, materials, and finishes  consistent with those currently existing within the balance of the women’s restroom, to the  extent commercially reasonably available, and (ii) up to the new interior wall of the women’s restroom.  Such improvements described in the foregoing sentence are hereinafter referred to as the "Landlord Work."
9.01.It is agreed that construction of the Landlord Work will be completed at Landlord's sole cost and expense (subject to the terms of Section 9.03 below). Landlord shall enter into a direct contract for the Landlord Work with a general contractor selected by Landlord. In addition, Landlord shall have the right to select and/or approve of any subcontractors used in connection with the Landlord Work. Promptly after the Lease has been fully executed and delivered, Landlord shall cause architectural plans for the Landlord Work to be prepared by an architect selected by Landlord, which architectural plans shall be based on and consistent with the portion of the Space Plans related to the Landlord Work (the “Landlord Work Plans”).
9.02.Landlord's supervision or performance of the Landlord Work for or on behalf of Tenant shall not be deemed a representation by Landlord that the Space Plans, the Landlord Work Plans or any revisions thereto comply with applicable insurance requirements, building codes, ordinances, laws or regulations, or that the improvements constructed in accordance with the Landlord Work Plans and any revisions thereto will be adequate for Tenant's use, it being agreed that Tenant shall be responsible for all elements of the design of Tenant's plans (including, without limitation, compliance with law, functionality of design, the structural integrity of the design, the configuration of the premises and the placement of Tenant's furniture, appliances and equipment).
9.03.If Tenant shall request any revisions to the Space Plans or Landlord Work Plans which were previously approved by Tenant, Landlord shall have such revisions prepared at Tenant's sole cost and expense and Tenant shall reimburse Landlord for the cost of preparing any such revisions to the Space Plans and/or Landlord Work Plans, plus any applicable state sales or use tax thereon, within three (3) Business Days after Landlord’s written demand. Promptly upon completion of the revisions, Landlord shall notify Tenant in writing as to whether such revisions to the Space Plans and/or Landlord Work Plans will cause a delay in the completion of Landlord’s Work and/or an increase in the cost of Landlord’s Work. Tenant, within one (1) Business Day, shall notify Landlord in writing whether it desires to proceed with such revisions. In the absence of such written authorization, Landlord shall have the option to continue the Landlord Work disregarding the requested revision. Tenant shall be responsible for any delay in completion of the Landlord Work resulting from any revision to the Space Plans and/or Landlord Work Plans. If such revisions result in an increase in the cost of the Landlord

EXHIBIT C
3

Work, such increased costs, plus any applicable state sales or use tax thereon, shall be payable by Tenant to Landlord within three (3) Business Days after Landlord’s written demand.
9.04.Tenant acknowledges that the Landlord Work may be performed by Landlord in the Premises during Normal Business Hours subsequent to delivery of possession of the Premises to Tenant and simultaneously with Tenant’s performance of the Initial Alterations. Landlord and Tenant agree to cooperate with each other in order to enable the Landlord Work and the Initial Alterations to be performed in a timely manner and with as little inconvenience to the other party's work as is reasonably possible. Landlord shall use commercially reasonable efforts to substantially complete the Landlord Work on or before the Commencement Date. Notwithstanding anything herein to the contrary, any delay in the completion of the Landlord Work or inconvenience suffered by Tenant during the performance of the Landlord Work shall not delay the Commencement Date, nor shall it subject Landlord to any liability for any loss or damage resulting therefrom or entitle Tenant to any credit, abatement or adjustment of Rent or other sums payable under the Lease.

EXHIBIT C
4

SCHEDULE C-1
SPACE PLANS
[Attached]

SCHEDULE C-1
1

Open Office
1403
12 Stations (5x2'-6')
32 Stations (6'x2'-6')
24 Stations (5x2'-6')
Conference
1402
Reception
1400
Delivery/Storage
1401
Storage
1445
Storage
1438
Elevator Lobby
Copy/Print
1439
Conference
1407
Huddle
1408
Huddle
1409
Huddle
1410
IDF/IT
1411
Printer Area
1412
Break
1416
Mechanical
Electrical
Men's
Women's
Jan
Open Office
1434
16 Stations (6'x6')
36 Stations (5'x2'-6')
36 Stations (6'x2'-6')
Printer Area
1427
Printer Area
1423
Conference
1426
Huddle
1425
Huddle
1424

Plan Legend	
	Existing wall to remain
	New wall
	Existing door to remain
	New or relocated door
	Area not in contract

CARSON DESIGN ASSOCIATES

CrowdStrike

Capitol Tower

14th Floor

206 East 9th Street, Austin, TX 78701

PRELIMINARY - NOT FOR REGULATORY APPROVAL, PERMITTING OR CONSTRUCTION - EDWARD RICHBURG TX REGISTERED ARCHITECT 14094

Floor Plan

1/8" = 1'-0"

N
PLAN

02.08.18
A1725404
25,805 RSF

D2.1

COPYRIGHT 2017

SCHEDULE C-1
2

EXHIBIT D
PREMISES ACCEPTANCE LETTER

Date        ______________________
Tenant         ______________________
Address     ______________________
         ______________________
         ______________________
Re:    Premises Acceptance Letter with respect to that certain Office Lease Agreement dated as of ________, 2018, by and between EQC Capitol Tower Property LLC, as Landlord, and CrowdStrike, Inc., as Tenant, for 25,805 rentable square feet on the 14th floor of the Building located at 206 East 9th Street, Austin, Texas.

Dear    __________________:
In accordance with the terms and conditions of the above referenced Lease, Tenant acknowledges and agrees:

1.Tenant accepted possession of the Premises on __________, 20__.

2.The Premises were delivered to Tenant in the condition required under the terms of the Lease.

3.The Commencement Date of the Lease is ____________________.

4.The Termination Date of the Lease is _________________________.

5.If Tenant desires to exercise the Renewal Option, Tenant shall deliver the Renewal Notice to Landlord no earlier than _________ and no later than ____________, and, if the Renewal Option is properly exercised, the Renewal Term shall commence on _________ and expire on _______________.

The parties intend to indicate their agreement to the matters in this Premises Acceptance Letter by electronic means and agree that this letter agreement may be executed by electronic signature (including, without limitation, faxed versions of an original signature or electronically scanned and transmitted versions [e.g., via pdf] of an original signature), which shall be considered as an original signature for all purposes and shall have the same force and effect as an original signature.

[continues on following page]

EXHIBIT D
1

Please acknowledge the foregoing matters by signing this Premises Acceptance Letter in the space provided and then return the executed agreement to me via email by scanning it and sending it to me at [REM – insert your e- mail address] _____________ or you may fax the executed agreement to me at [REM – insert your fax number] ___________________. Tenant’s failure to execute and return this letter, or to provide written objection to the statements contained in this letter, within 30 days after the date of this letter shall be deemed an approval by Tenant of the statements contained herein.

Sincerely,

___________________________________
Authorized Signatory

Acknowledged and Accepted:

Tenant: ______________________
By:    ______________________
Name:    ______________________
Title:    ______________________
Date:    ______________________

EXHIBIT D
2

EXHIBIT E

BUILDING RULES AND REGULATIONS

This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas. Capitalized terms used but not defined herein shall have the meanings given in the Lease.

The following rules and regulations shall apply, where applicable, to the Premises, the Building, the parking facilities (if any), the Property and the appurtenances. In the event of a conflict between the following rules and regulations and the remainder of the terms of the Lease, the remainder of the terms of the Lease shall control.

1.    Sidewalks, doorways, vestibules, halls, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises. No rubbish, litter, trash, or material shall be placed, emptied, or thrown in those areas. At no time shall Tenant permit Tenant’s employees to loiter in Common Areas or elsewhere about the Building or Property.

2.    Plumbing fixtures and appliances shall be used only for the purposes for which designed and no sweepings, rubbish, rags or other unsuitable material shall be thrown or placed in the fixtures or appliances.

3.    No signs, advertisements or notices shall be painted or affixed to windows, doors or other parts of the Building. No decorations, posters, banners, decorative lights or other items shall be placed in or affixed to or painted on the windows or adjacent to the windows in a location visible from the exterior of the Premises. All tenant identification and suite numbers at the entrance to the Premises shall be installed by Landlord, at Tenant’s cost, using the standard graphics for the Building. Except in connection with the hanging of lightweight pictures and wall decorations, no nails, hooks or screws shall be inserted into any part of the Premises or Building except by the Building maintenance personnel without Landlord’s prior approval, which approval shall not be unreasonably withheld.

4.    Landlord may, at its option, provide and maintain in the first floor (main lobby) of the Building an alphabetical directory board or other directory device listing tenants and no other directory shall be permitted to be installed.

5.    Tenant shall not place any lock(s) on any door in the Premises or Building without Landlord’s prior written consent, which consent shall not be unreasonably withheld, and Landlord shall have the right at all times to retain and use keys, key cards or other access codes or devices (as applicable, “Keys”) to all locks within and into the Premises. A reasonable number of Keys to the locks on the entry doors in the Premises shall be furnished by Landlord to Tenant at Tenant’s cost and Tenant shall not make any duplicate Keys. All Keys shall be returned to Landlord at the expiration or early termination of the Lease.

6.    All contractors, contractor’s representatives, vendors and installation technicians performing work in the Building shall be subject to Landlord’s prior approval, which approval shall not be unreasonably withheld, and shall be required to comply with Landlord’s standard rules, regulations, policies and procedures, which may be revised from time to time (including, without limitation, Landlord’s rules regarding the days and times when such parties may enter the Building and perform work).

EXHIBIT E
1

7.    Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Tenant of merchandise or materials requiring the use of elevators, stairways, lobby areas or loading dock areas, shall be performed in compliance with applicable Laws (including by persons holding all necessary licenses) and in a manner and restricted to hours reasonably designated by Landlord. Tenant shall obtain Landlord’s prior approval, a reasonable number of days in advance, by providing a detailed listing of the activity, including the names of any contractors, vendors or delivery companies, which approval shall not be unreasonably withheld. Tenant shall assume all risk for damage, injury or loss in connection with the activity.

8.    Tenant shall not overload the floors of the Premises beyond their designed weight bearing capacity. Landlord shall have the right to approve the weight, size, or location of heavy equipment or articles in and about the Premises, which approval shall not be unreasonably withheld; provided that approval by Landlord shall not relieve Tenant from liability for any damage in connection with such heavy equipment or articles.

9.    Doors from the Premises into corridors, when not in use, shall be kept closed.

10.    Tenant shall not: (a) make or permit any improper, objectionable or unpleasant noises, vibrations or odors in the Building, or otherwise interfere in any way with other tenants or persons having business with them; (b) solicit business or distribute or cause to be distributed, in any portion of the Building, handbills, promotional materials or other advertising; or (c) conduct or permit other activities in the Building that might, in Landlord’s sole opinion, constitute a nuisance.

11.    No animals, except those assisting handicapped persons, shall be brought into the Building or kept in or about the Premises.

12.    No inflammable, explosive or dangerous fluids or substances shall be used or kept by Tenant in the Premises, Building or about the Property, except for those substances as are typically found in similar premises used for general office purposes and are being used by Tenant in a safe manner and in accordance with all applicable Laws. Tenant shall not, without Landlord’s prior written consent, use, store, install, spill, remove, release or dispose of, within or about the Premises or any other portion of the Property, any asbestos-containing materials or any solid, liquid or gaseous material now or subsequently considered toxic or hazardous under the provisions of 42 U.S.C. Section 9601 et seq. or any other applicable environmental Law which may now or later be in effect. Tenant shall comply with all Laws pertaining to and governing the use of these materials by Tenant and shall remain solely liable for the costs of abatement and removal.

13.    Tenant shall not use or occupy the Premises in any manner or for any purpose which might injure the reputation or impair the present or future value of the Premises or the Building. Tenant shall not use, or permit any part of the Premises to be used for lodging, sleeping or for any illegal purpose. Tenant shall not permit any alcohol to be stored, served or consumed at the Premises, other than on an incidental basis for the occasional use of its employees and guests and then only if Tenant obtains the host liquor liability endorsement specified in Section 14 of the Lease. Tenant shall not allow any cooking at the Premises without Landlord’s prior written consent, except heating up food in a microwave. Tenant shall not use the Premises for photographic, multilith or multigraph reproductions, an employment bureau, a labor union office, a medical or dental office or other service oriented office use or an educational facility, except to the extent expressly permitted in the Permitted Use set forth in Section 1.11 of the Lease.

14.    Tenant shall not take any action which would cause a work stoppage, picketing, labor disruption or dispute, or interfere with Landlord’s or any other tenant’s or occupant’s business or with the rights and privileges of any person lawfully in the Building (“Labor Disruption”). Tenant shall promptly, and in all events within 24 hours after the start of

EXHIBIT E
2

the Labor Disruption, take the actions necessary to resolve the Labor Disruption, and shall have pickets removed and, at the request of Landlord, immediately terminate any work, or the provision of any service, in the Premises that gave rise to the Labor Disruption, until Landlord gives its written consent for the work or service to resume. If Tenant fails to resolve the Labor Disruption within 24 hours after the start of such Labor Disruption, such failure shall be deemed a Default without any further notice required from Landlord and Landlord may, in addition to all other rights and remedies arising from the Default, refuse entry to the Building, including the Premises, by any contractors or others working at the Premises on behalf of Tenant. Tenant shall have no claim for damages against Landlord, any of the Landlord Related Parties or any Mortgagee, nor shall the Commencement Date be extended as a result of the above actions.

15.    Tenant shall not install, operate or maintain in the Premises or in any other area of the Building, electrical equipment that would overload the electrical system beyond its capacity for proper, efficient and safe operation as determined solely by Landlord. Tenant shall not furnish cooling or heating to the Premises, including, without limitation, the use of electric or gas heating devices, without Landlord’s prior written consent. Tenant shall not use more than its proportionate share of any telecommunication facilities available to service the Building.

16.    Tenant shall not operate or permit to be operated a coin or token operated vending machine or similar device (including, without limitation, telephones, lockers, toilets, scales, amusement devices and machines for sale of beverages, foods, candy, cigarettes and other goods), except for food and beverage machines for the exclusive use of Tenant’s employees and invitees.

17.    Bicycles and other vehicles are not permitted inside the Building or on the walkways outside the Building, except in areas, if any, designated by Landlord.

18.    Landlord may from time to time adopt systems and procedures for the security and safety of the Building and Property, its occupants, entry, use and contents. Tenant, its agents, employees, contractors, guests and invitees shall comply with Landlord’s systems and procedures.

19.    Neither Tenant nor its agents, employees, contractors, guests or invitees shall smoke or permit smoking in the Building or the Common Areas, unless a portion of the Common Areas have been declared a designated smoking area by Landlord, nor shall the above parties allow smoke from the Premises to emanate into the Common Areas or any other part of the Building. Landlord shall have the right to designate the Building (including the Premises) as a non-smoking building.

20.    Landlord shall have the right to designate and approve standard window coverings for the Premises and to establish rules to assure that the Building presents a uniform exterior appearance. Tenant shall ensure, to the extent reasonably practicable, that window coverings are closed on windows in the Premises while they are exposed to the direct rays of the sun.

21.    Deliveries to and from the Premises shall be made only at the times, in the areas and through the entrances and exits reasonably designated by Landlord. Tenant shall not make deliveries to or from the Premises in a manner that might interfere with the use by any other tenant of its premises or of the Common Areas, any pedestrian use, or any use which is inconsistent with good business practice.

22.    The work of cleaning personnel shall not be hindered by Tenant after 5:30 p.m., and cleaning work may be done at any time when the offices are vacant. Windows, doors and fixtures may be cleaned at any time. Tenant shall provide adequate waste and rubbish receptacles to prevent unreasonable hardship to the cleaning service.

EXHIBIT E
3

EXHIBIT F

ADDITIONAL PROVISIONS

This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas. Capitalized terms used but not defined herein shall have the meanings given in the Lease.

I.RENEWAL OPTION.
A.Grant of Option; Conditions. Tenant shall have the right to extend the Term (the "Renewal Option") for one additional period of five (5) years commencing on the day following the Termination Date of the initial Term and ending on the fifth (5th) anniversary of the Termination Date (the "Renewal Term"), if:
1.Landlord receives notice of exercise ("Initial Renewal Notice") not less than 12 full calendar months prior to the expiration of the initial Term and not more than 15 full calendar months prior to the expiration of the initial Term; and
2.No Material Default exists at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice (as defined below). unless Landlord, in its sole and absolute discretion, otherwise agrees in writing; and
3.No part of the Premises is sublet (other than pursuant to a Permitted Transfer, as defined in Article 11 of the Lease) at the time that Tenant delivers its Initial Renewal Notice or at the time Tenant delivers its Binding Notice; and
4.The Lease has not been assigned (other than pursuant to a Permitted Transfer, as defined in Article 11 of the Lease) prior to the date that Tenant delivers its Initial Renewal Notice or prior to the date Tenant delivers its Binding Notice; and
5.The Lease is in full force and effect at the time that Tenant delivers its Initial Renewal Notice and at the time Tenant delivers its Binding Notice.
B.Terms Applicable to Premises During Renewal Term.
1.The initial Base Rent rate per rentable square foot for the Premises during the Renewal Term shall equal the Prevailing Market (hereinafter defined) rate per rentable square foot for the Premises. Base Rent during the Renewal Term shall increase, if at all, in accordance with the increases assumed in the determination of Prevailing Market rate. Base Rent attributable to the Premises shall be payable in monthly installments in accordance with the terms and conditions of Article 4 of the Lease.
2.Tenant shall pay Additional Rent (i.e., Expense Rent and Tax Rent) for the Premises during the Renewal Term in accordance with Article 4 and Exhibit B of the Lease, and the manner and method in which Tenant reimburses Landlord for Tenant's share of Taxes and Expenses and the base year, if any, applicable to such matter, shall be some of the factors considered in determining the Prevailing Market rate for the Renewal Term.
3.The Renewal Term shall otherwise be upon the same terms, covenants, conditions, provisions and agreements contained in the Lease, except as expressly set forth in the Lease.

EXHIBIT F
1

C.Procedure for Determining Prevailing Market. Within 30 days after receipt of Tenant's Initial Renewal Notice, Landlord shall advise Tenant in writing of the applicable Base Rent rate for the Premises for the Renewal Term. Tenant, within 30 days after the date on which Landlord advises Tenant of the Base Rent rate for the Renewal Term, shall either (i) give Landlord final binding written notice ("Binding Notice") of Tenant's exercise of its Renewal Option, or (ii) if Tenant disagrees with Landlord's determination, provide Landlord with written notice of rejection (the "Rejection Notice"). If Tenant fails to provide Landlord with either a Binding Notice or Rejection Notice within such 30-day period, Tenant's Renewal Option shall be null and void and of no further force and effect. If Tenant provides Landlord with a Binding Notice within such 30-day period, Landlord and Tenant shall enter into the Renewal Amendment (as defined below) upon the terms and conditions set forth herein. If Tenant provides Landlord with a Rejection Notice, Landlord and Tenant shall work together in good faith for a period of 15 days to agree upon the Prevailing Market rate for the Premises for the Renewal Term. Upon agreement Tenant shall provide Landlord with Binding Notice and Landlord and Tenant shall enter into the Renewal Amendment in accordance with the terms and conditions hereof.
If Landlord and Tenant fail to agree upon the Prevailing Market rate within such 15-day period, Tenant, by written notice to Landlord in writing (the "Broker Notice") within 5 days after the expiration of such 15-day period, shall have the right to have the Prevailing Market rate determined in accordance with the following procedures. Upon Tenant’s delivering the Broker Notice to Landlord, Tenant shall be deemed to have irrevocably exercised the Renewal Option. If Tenant fails to timely deliver the notice to Landlord, Tenant's Renewal Option shall be deemed to be null and void and of no further force and effect. If Tenant provides Landlord with a Broker Notice, Landlord and Tenant, within 10 days after the date of the Broker Notice, shall each simultaneously submit to the other, in a sealed envelope, its good faith estimate of the Prevailing Market rate (collectively referred to as the "Estimates"). If the higher Estimate is less than or equal to 103% of the lower Estimate, the Prevailing Market rate shall be the average of the Estimates.
If the Prevailing Market rate is not resolved by the exchange of Estimates, Landlord and Tenant, within 7 days after the exchange of Estimates, shall each select a real estate broker to determine which of the two Estimates more closely reflects the Prevailing Market rate. Each real estate broker selected by either Landlord or Tenant shall be a broker licensed in Austin, Texas, with at least 10 years continuous experience in the commercial leasing market in Austin, Texas, and shall have a working knowledge of current rental rates and practices for commercial office properties in the Austin, Texas Central Business District. Upon selection, Landlord's and Tenant's real estate brokers shall work together in good faith to agree upon which of the two Estimates more closely reflects the Prevailing Market rate for the Premises for the Renewal Term. The Estimate chosen by such real estate brokers shall be binding on both Landlord and Tenant as the Prevailing Market rate for the Premises during the Renewal Term. If either Landlord or Tenant fails to appoint a real estate broker within the 7-day period referred to above, the real estate broker appointed by the other party shall be the sole real estate broker for the purposes hereof and shall determine which Estimate more closely reflects the Prevailing Market rate for the Premises. If the two real estate brokers cannot agree upon which of the two Estimates more closely reflects the Prevailing Market rate within the 15 days after their appointment, then, within 10 days after the expiration of such 15-day period, the two real estate brokers shall select a third real estate broker meeting the aforementioned criteria. Once the third real estate broker has been selected as provided for above, then, as soon thereafter as practicable, but in any case within 14 days, the third real estate broker shall make his or her determination of which of the two Estimates more closely reflects the Prevailing Market rate and such Estimate shall be binding on both Landlord and Tenant as the Prevailing Market rate for the Premises during the Renewal Term. The parties shall share equally in the costs of the third real estate broker. Any fees of any real estate broker, counsel or experts engaged directly by Landlord or Tenant, however, shall be borne by the party retaining such real estate broker, counsel or expert.
In the event that the Prevailing Market rate has not been determined by the commencement date of the Renewal Term, Tenant shall pay Base Rent upon the terms and conditions in effect

EXHIBIT F
2

for the Premises during the final month of the initial Term until such time as the Prevailing Market rate has been determined. Upon such determination, the Base Rent for the Premises shall be retroactively adjusted to the commencement of the Renewal Term for the Premises. If such adjustment results in an underpayment of Base Rent by Tenant, Tenant shall pay Landlord the amount of such underpayment within 30 days after the determination thereof. If such adjustment results in an overpayment of Base Rent by Tenant, Landlord shall credit such overpayment against the next installment of Base Rent due under the Lease and, to the extent necessary, any subsequent installments until the entire amount of such overpayment has been credited against Base Rent.
D.Renewal Amendment. If Tenant is entitled to and properly exercises its Renewal Option, Landlord shall prepare an amendment (the "Renewal Amendment") to reflect changes in the Base Rent, Term, Termination Date and other appropriate terms. The Renewal Amendment shall be sent to Tenant within a reasonable time after receipt of the Binding Notice and Tenant shall execute and return the Renewal Amendment to Landlord within 15 days after Tenant's receipt of same, but, upon final determination of the Prevailing Market rate applicable during the Renewal Term as described herein, an otherwise valid exercise of the Renewal Option shall be fully effective whether or not the Renewal Amendment is executed.
E.Definition of Prevailing Market. For purposes of this Renewal Option, "Prevailing Market" shall mean the arms length fair market annual rental rate per rentable square foot under renewal leases and amendments entered into on or about the date on which the Prevailing Market is being determined hereunder for space comparable to the Premises in the Building and in office buildings comparable to the Building in the Central Business District of Austin, Texas. The determination of Prevailing Market shall take into account any material economic differences between the terms of the Lease and any comparison lease or amendment, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes (including, without limitation, the base year, if any). The determination of Prevailing Market shall also take into consideration any reasonably anticipated changes in the Prevailing Market rate from the time such Prevailing Market rate is being determined and the time such Prevailing Market rate will become effective under the Lease. Tenant acknowledges and agrees that Landlord shall have no obligation to provide Tenant with a construction allowance, rent abatement or any other concessions for the Renewal Term, provided that the Prevailing Market rate shall take into account the concessions (if any) that Landlord elects (in its sole discretion) to grant to Tenant.
F.Subordination. Notwithstanding anything herein to the contrary, Tenant's Renewal Option is subject and subordinate to the expansion rights (whether such rights are designated as a right of first offer, right of first refusal, expansion option or otherwise) of any tenant of the Building that is existing on the date hereof and has been disclosed to Tenant prior to Lease execution.

II.RIGHT OF FIRST OFFER. Landlord hereby grants to Tenant the one time right to lease (the “Right of First Offer”), upon the terms and conditions hereinafter set forth, but subject to the existing rights of any current tenants of the Building and subject to Landlord’s right to renew or extend the term of the lease of the then-current tenant or occupant of the Offer Space (hereinafter defined), such portion of the 15th floor of the Building containing approximately 25,804 square feet of rentable area and such portion of the 17th floor of the Building containing approximately 13,165 square feet of rentable area, both as depicted on Exhibit A-1 attached hereto (the “Offer Space”) which become available for leasing (as determined in accordance with paragraph (a) below) during the Offer Period (hereinafter defined), prior to entering into a lease for such space with another party.
A.A portion of the Offer Space shall be deemed to be “available for leasing” when Landlord is prepared to offer to lease such space to parties other than to the then-current tenant

EXHIBIT F
3

or occupant of such Offer Space and other than to current tenants of the Building with existing rights to lease such space that have been disclosed to Tenant prior to Lease execution.
B.Prior to Landlord’s entering into a lease for any portion of the Offer Space which is available for leasing during the Offer Period, Landlord shall give Tenant a written notice (the “Offer Notice”) setting forth (i) the location, (ii) the rentable area, (iii) the rental rate, which shall be the fair market rental rate, as reasonably determined by Landlord, under similar new leases for similar space in like office buildings in the Austin, Texas Central Business District, in then "as-is" condition (iv) all other material economic terms; (v) the target delivery date (the “Offer Space Target Delivery Date”) and (vi) the commencement date (the “Offer Space Commencement Date”)
C.Tenant’s right to lease a portion of the Offer Space shall be exercisable by written notice (the “ROFO Exercise Notice”) from Tenant to Landlord delivered not later than ten (10) days after the Offer Notice is delivered to Tenant, time being of the essence. Tenant may not elect to lease less than the entire portion of the Offer Space described in an Offer Notice. If Tenant does not exercise such right to lease such portion of the Offer Space, then Landlord shall have the right thereafter to lease such space to another prospective tenant without offering such space to Tenant. If Tenant has validly exercised the Right of First Offer to lease such Offer Space, then such Offer Space shall be included in the Premises, subject to all the agreements, terms and conditions of this Lease, as modified by the terms set forth in the applicable Offer Notice.
D.Tenant’s right to lease Offer Space is subject to the following additional terms and conditions:
1.This Lease must be in full force and effect on the date on which Tenant delivers the ROFO Exercise Notice to Landlord and on the applicable Offer Space Commencement Date;
2.Tenant must not be in Material Default under this Lease either on the date Tenant delivers the ROFO Exercise Notice to Landlord or on the applicable Offer Space Commencement Date, unless Landlord, in its sole and absolute discretion, agrees in writing to permit Tenant to lease such Offer Space notwithstanding such Default; and
3.Tenant shall not have assigned this Lease and shall not have sublet any portion of the Premises, except to a Permitted Transferee, and CrowdStrike, Inc. or its Permitted Transferee shall then be occupying the entire Premises.
E.If Tenant has validly exercised the Right of First Offer, then effective as of the applicable Offer Space Commencement Date, such portion of the Offer Space shall be included in the Premises, subject to all of the terms, conditions and provisions of this Lease except that:
1.Base Rent per square foot of rentable area for such portion of the Offer Space shall be the rate (including escalations) specified in the applicable Offer Notice;
2.The rentable area in the Premises shall be increased by the number of square feet of rentable area in such portion of the Offer Space and such rentable area in the Premises, as so increased, shall be used in calculating the increases in Tenant’s Pro Rata Share;
3.The Term with respect to the Offer Space shall commence on the applicable Offer Space Commencement Date and shall expire simultaneously with the expiration or earlier termination of the Term, including any extension or renewal thereof; provided, however, if the Offer Space Commencement Date with respect to any applicable Offer Space is less than sixty (60) months prior to the last day of the Term, then (a) the Term with respect to such Offer Space shall be sixty (60) full calendar months or such longer period as to which Landlord and Tenant agree in writing, and (b)

EXHIBIT F
4

the Term with respect to the remainder of the then-current Premises shall be extended to be coterminous with the Term with respect to such Offer Space; and
4.The Offer Space shall be rented in its “as is” condition as of the Offer Space Commencement Date, without representation or warranty by Landlord or any other party acting on behalf of Landlord, except as may be expressly set forth in the applicable Offer Notice.
F.Landlord shall endeavor to deliver possession of the Offer Space to Tenant on the applicable Offer Space Target Delivery Date. Tenant’s possession of Offer Space prior to the applicable Offer Space Commencement Date shall be subject to all of the terms and conditions of this Lease, except that Base Rent and Additional Rent shall not commence to accrue with respect to such Offer Space until the applicable Offer Space Commencement Date. If Landlord fails to deliver possession on the applicable Offer Space Target Delivery Date of the portion of the Offer Space which Tenant has exercised the Right of First Offer because of any act or occurrence beyond the reasonable control of Landlord, including, without limitation, the holding over of any tenants or occupants beyond the expiration of their lease terms, then Landlord shall not be subject to any liability for failure to deliver possession, and such failure to deliver possession shall not affect either the validity of this Lease or the obligations of either Landlord or Tenant hereunder or be construed to extend the expiration of the Term either as to such portion of the Offer Space or the balance of the Premises; provided, however, that under such circumstances, (i) Landlord shall make reasonable efforts to obtain possession of such portion of the Offer Space, and (ii) the Offer Space Commencement Date shall not occur, and Base Rent and Additional Rent shall not commence, as to such portion of the Offer Space until two (2) days after Landlord has delivered possession thereof to Tenant.
G.Upon the valid exercise by Tenant of the Right of First Offer, Landlord and Tenant shall promptly enter into a written amendment to this Lease reflecting the terms, conditions and provisions applicable to such portion of the Offer Space, as determined in according herewith.
H.If any portion of the Offer Space is leased to Tenant other than pursuant to the Right of First Offer, such portion of the Offer Space shall thereupon be deleted from the Offer Space.
I.As used herein, the term “Offer Period” shall mean the period commencing on the date of this Lease and expiring on the original Termination Date of this Lease.
III.RIGHT OF FIRST REFUSAL. Landlord hereby grants to Tenant the one time right to lease (the “Right of First Refusal”), upon the terms and conditions hereinafter set forth, but subject to the existing rights of any current tenants of the Building and subject to Landlord’s right to renew or extend the term of the lease of the then-current tenant or occupant of the ROFR Space (hereinafter defined), such portion of the 17th floor of the Building containing approximately 10,580 square feet of rentable area, as depicted on Exhibit A-2 attached hereto (the “ROFR Space”) which become available for leasing (as determined in accordance with paragraph (a) below) during the Term originally described in this Lease, prior to entering into a lease for such space with another party.
A.A portion of the ROFR Space shall be deemed to be “available for leasing” when Landlord is prepared to accept an offer (an “Acceptable Offer”) to lease such space from another party, other than the then-current tenant or occupant of such ROFR Space and other than a current tenant of the Building with existing right to lease such space.
B.Prior to Landlord’s entering into a lease for any portion of the ROFR Space which is available for leasing during the Term originally described in this Lease, Landlord shall notify Tenant in writing of the material terms of the applicable Acceptable Offer (the “ROFR Availability Notice”) and setting forth (i) the location, (ii) the rentable area, (iii) the rental rate; (iv) all other material economic terms; (v) the target delivery date (the “ROFR Space Target

EXHIBIT F
5

Delivery Date”), (vi) the commencement date (the “ROFR Space Commencement Date”), and (vii) the termination date (the "ROFR Space Termination Date").
C.Tenant’s right to lease a portion of the ROFR Space shall be exercisable by written notice (the “ROFR Acceptance Notice”) from Tenant to Landlord delivered not later than seven (7) business days after the ROFR Availability Notice is delivered to Tenant, time being of the essence. Tenant may not elect to lease less than the entire portion of the ROFR Space described in a ROFR Notice. If Tenant does not exercise such right to lease such portion of the ROFR Space, then Landlord shall have the right thereafter to lease such space to another prospective tenant without offering such space to Tenant. If Tenant has validly exercised the Right of First Refusal, then such ROFR Space shall be included in the Premises, subject to all the agreements, terms and conditions of this Lease, as modified by the terms set forth in the applicable ROFR Notice, as such terms may be further modified as set forth below.
D.Tenant’s right to lease ROFR Space is subject to the following additional terms and conditions:
1.This Lease must be in full force and effect on the date on which Tenant delivers the ROFR Exercise Notice to Landlord and on the applicable ROFR Space Commencement Date;
2.Tenant must not be in Material Default under this Lease either on the date Tenant delivers the ROFR Exercise Notice to Landlord or on the applicable ROFR Space Commencement Date, unless Landlord, in its sole and absolute discretion, agrees in writing to permit Tenant to lease such ROFR Space notwithstanding such Default; and
3.Tenant shall not have assigned this Lease and shall not have sublet any portion of the Premises except to a Permitted Transferee and CrowdStrike, Inc. or its Permitted Transferee shall be occupying the entire Premises.
E.If Tenant has validly exercised the Right of First Refusal, then effective as of the applicable ROFR Space Commencement Date, such portion of the ROFR Space shall be included in the Premises, subject to all of the terms, conditions and provisions of this Lease except that:
1.Base Rent per square foot of rentable area for such portion of the ROFR Space shall be the rate (including escalations) specified in the applicable ROFR Availability Notice;
2.The rentable area in the Premises shall be increased by the number of square feet of rentable area in such portion of the ROFR Space and such rentable area in the Premises, as so increased, shall be used in calculating the increases in Tenant’s Pro Rata Share;
3.The Term with respect to the ROFR Space shall commence on the applicable ROFR Space Commencement Date. If Landlord delivers the ROFR Availability Notice within six (6) months after the date on which Landlord delivers possession of the Premises to Tenant, the Term with respect to the ROFR Space shall expire simultaneously with the expiration or earlier termination of the Term, including any extension or renewal thereof. If Landlord delivers the ROFR Availability Notice more than six (6) months after the date on which Landlord delivers possession of the Premises to Tenant, the Term with respect to the ROFR Space shall expire upon the later of (a) the ROFR Space Termination Date, or (b) the expiration of the Term; provided, if there is an earlier termination of the Term than the expiration date of the Term, the Term with respect to the ROFR Space also shall terminate upon such earlier termination; and
4.The ROFR Space shall be rented in its “as is” condition as of the ROFR Space Commencement Date, without representation or warranty by Landlord or any

EXHIBIT F
6

other party acting on behalf of Landlord, except as may be expressly set forth in the applicable ROFR Availability Notice.
Notwithstanding the foregoing, if the Term of the Lease of the ROFR Space is not the same duration as the lease term set forth in the applicable Acceptable Offer, the material economic terms of Tenant’s lease of such ROFR Space shall be equitably adjusted by Landlord to reflect such different duration.
F.Landlord shall endeavor to deliver possession of the ROFR Space to Tenant on the applicable ROFR Space Target Delivery Date. Tenant’s possession of ROFR Space prior to the applicable ROFR Space Commencement Date shall be subject to all of the terms and conditions of this Lease, except that Base Rent and Additional Rent shall not commence to accrue with respect to such ROFR Space until the applicable ROFR Space Commencement Date. If Landlord fails to deliver possession on the applicable ROFR Space Target Delivery Date of the portion of the ROFR Space which Tenant has exercised the Right of First Refusal because of any act or occurrence beyond the reasonable control of Landlord, including, without limitation, the holding over of any tenants or occupants beyond the expiration of their lease terms, then Landlord shall not be subject to any liability for failure to deliver possession, and such failure to deliver possession shall not affect either the validity of this Lease or the obligations of either Landlord or Tenant hereunder or be construed to extend the expiration of the Term either as to such portion of the ROFR Space or the balance of the Premises; provided, however, that under such circumstances, (i) Landlord shall make reasonable efforts to obtain possession of such portion of the ROFR Space, and (ii) Base Rent and Additional Rent shall not commence as to such portion of the ROFR Space until two (2) days after Landlord has delivered possession thereof to Tenant.
G.Upon the valid exercise by Tenant of the Right of First Refusal, Landlord and Tenant shall promptly enter into a written amendment to this Lease reflecting the terms, conditions and provisions applicable to such portion of the ROFR Space, as determined in according herewith.
H.If any portion of the ROFR Space is leased to Tenant other than pursuant to the Right of First Refusal, such portion of the ROFR Space shall thereupon be deleted from the ROFR Space.
IV.LETTER OF CREDIT. The Security Deposit required pursuant to Section 6 of the Lease shall be in the form of negotiable standby letter of credit (the “Letter of Credit”), which Letter of Credit shall be delivered to Landlord upon the execution of this Lease by Tenant and shall: (a) be in the amount of $800,000.00, (b) be issued on the form attached hereto as Exhibit F-1 or another form meeting the requirements set forth herein and otherwise acceptable to Landlord, (c) name Landlord as its beneficiary, (d) be drawn on Silicon Valley Bank or another FDIC insured financial institution satisfactory to the Landlord (the “Issuing Bank”), (e) be able to be drawn upon in Chicago, Illinois, (f) be “callable” at sight, unconditional and irrevocable, (g) be fully assignable, without a fee (or with a fee that shall be payable by Tenant), by Landlord and its successors and assigns, (h) permit partial draws and multiple presentations. If permitted by applicable Law, the Letter of Credit shall be an “evergreen” letter of credit, which shall be for a term of not less than 1 year, and which provides that the same shall be automatically renewed for successive 1 year periods through a date which is not earlier than 60 days after the Termination Date of this Lease, as such date is renewed or extended (the “LOC Expiration Date”). In the event an “evergreen” letter of credit is not permitted by applicable Law or a letter of credit cannot be obtained through the LOC Expiration Date, the Letter of Credit (and any renewals or replacements thereof) shall be for a term of not less than 1 year, and Tenant agrees that it shall from time to time, as necessary, as a result of the expiration of the Letter of Credit then in effect, renew or replace the original and any subsequent Letter of Credit so that a Letter of Credit, in the amount required hereunder and meeting the requirements set forth herein, is in effect until a date which is at least 60 days after the LOC Expiration Date. If the LOC Expiration Date is after the stated expiration date of the Letter of Credit then held by Landlord and either the Issuing Bank does not renew the Letter of Credit at least 60 days prior to the stated

EXHIBIT F
7

expiration date of such Letter of Credit or Tenant fails to furnish to Landlord such renewal or replacement at least 60 days prior to the stated expiration date of such Letter of Credit, then Landlord, or its managing agent, may draw upon such Letter of Credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of Section 6 of the Lease. In addition, Landlord, or its then managing agent, shall have the right to draw down an amount up to the face amount of the Letter of Credit if any of the following shall have occurred or are applicable: (1) such amount is due to Landlord under the terms and conditions of this Lease and remains unpaid after the expiration of any applicable notice and cure period, or (2) Tenant has filed a voluntary petition under the U. S. Bankruptcy Code or any state bankruptcy code (collectively, “Bankruptcy Code”), or (3) an involuntary petition has been filed against Tenant under the Bankruptcy Code, or (4) the long term rating of the Issuing Bank has been downgraded to BBB or lower (by Standard & Poor’s) or Baa2 or lower (by Moody’s) and Tenant has failed to deliver a new Letter of Credit from a bank with a long term rating of A or higher (by Standard & Poor’s) or A2 or higher (by Moody’s) and otherwise meeting the requirements set forth in this Section within ten (10) Business Days following notice from Landlord. The Letter of Credit will be honored by the Issuing Bank regardless of whether Tenant disputes Landlord’s right to draw upon the Letter of Credit. Any renewal or replacement of the original or any subsequent Letter of Credit shall meet the requirements for the original Letter of Credit as set forth above, except that such replacement or renewal shall be issued by an FDIC insured financial institution satisfactory to the Landlord at the time of the issuance thereof.
If Landlord draws on the Letter of Credit as permitted in this Lease or by the Letter of Credit, then, within ten (10) Business Days after receipt of Landlord’s written demand, Tenant shall restore the amount available under the Letter of Credit to its original amount by providing Landlord with an amendment to the Letter of Credit evidencing that the amount available under the Letter of Credit has been restored to its original amount and Tenant’s failure to do so shall constitute an incurable Default. In the alternative, Tenant may provide Landlord with cash, to be held by Landlord in accordance with Section 6 of the Lease, equal to the restoration amount required under the Letter of Credit. If Landlord desires to assign the Letter of Credit, Tenant shall execute and deliver to the Issuing Bank and documents required to effectuate such transfer and pay any transfer and processing fees.

The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by any applicable Law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and it shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Tenant agrees not to interfere in any way with payment to Landlord of the proceeds of the Letter of Credit. No condition or term of this Lease shall be deemed to render the Letter of Credit conditional to justify the Issuing Bank in failing to honor a drawing upon such Letter of Credit in a timely manner. Tenant agrees and acknowledges that (a) the Letter of Credit constitutes a separate and independent contract between Landlord and the Issuing Bank, (b) Tenant is not a third party beneficiary of such contract, (c) Tenant has no property interest whatsoever in the Letter of Credit or the proceeds thereof, and (d) in the event Tenant becomes a debtor under any chapter of the Bankruptcy Code, neither Tenant, any trustee, nor Tenant’s bankruptcy estate shall have any right to restrict or limit Landlord’s claim and/or rights to the Letter of Credit and/or the proceeds thereof by application of Section 502(b)(6) of the U. S. Bankruptcy Code or otherwise.

Notwithstanding any provision of this Lease to the contrary, provided that a Material Default does not exist under any of the terms and conditions of this Lease and no more than 3 Monetary Defaults have occurred during the Term prior to the applicable Reduction Date, the balance of the Letter of Credit shall be reduced to (i) $650,000.00 on the third (3rd) anniversary of the Commencement Date, (ii) $500,000.00 on the fourth (4th) anniversary of the Commencement Date, and (iii) $350,000.00 on the fifth (5th) anniversary of the Commencement Date (each a “Reduction Date”). On or before each Reduction Date, Tenant shall send Landlord a notice requesting Landlord to reduce the Security Deposit. Provided the conditions set forth above are satisfied, Landlord shall consent in writing to, and, at no cost to Landlord (A) accept from the

EXHIBIT F
8

Issuing Bank, an amendment to the Letter of Credit or a substitute Letter of Credit in the form annexed hereto as Exhibit F-1 or another form meeting the requirements set forth herein and otherwise acceptable to Landlord, which reduces the Letter of Credit as provided herein but which does not otherwise amend or modify same, and (B) if requested by the Issuing Bank, execute and deliver to the Issuing Bank such instruments reasonably required by the Issuing Bank to effectuate such reduction.

EXHIBIT F
9

EXHIBIT F-1

FORM LETTER OF CREDIT

[LETTERHEAD OF ISSUER OF LETTER OF CREDIT]
____________________ (MONTH, DAY, YEAR)

REF:    IRREVOCABLE LETTER OF CREDIT NO. _____________
EXPIRATION DATE: ______________ [NOTE TO ISSUER: INSERT DATE THAT IS 3 YEARS FROM THE ISSUANCE DATE.]
GENTLEMEN:
WE HEREBY OPEN OUR UNCONDITIONAL IRREVOCABLE CLEAN LETTER OF CREDIT NO. __________ IN YOUR FAVOR AVAILABLE BY YOUR DRAFT(S) AT SIGHT FOR AN AMOUNT NOT TO EXCEED IN THE AGGREGATE ($800,000.00) EFFECTIVE IMMEDIATELY.
ALL DRAFTS SO DRAWN MUST BE MARKED “DRAWN UNDER IRREVOCABLE LETTER OF CREDIT OF [ISSUING BANK], NO. __________, DATED _______________, 20__.”
THIS LETTER OF CREDIT IS ISSUED, PRESENTABLE AND PAYABLE AT OUR OFFICE AT _________________________, OR SUCH OTHER OFFICE IN CHICAGO, ILLINOIS AS WE MAY DESIGNATE BY WRITTEN NOTICE TO YOU, AND EXPIRES WITH OUR CLOSE OF BUSINESS ON ____________________. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE AUTOMATICALLY EXTENDED FOR ADDITIONAL TWELVE MONTH PERIODS THROUGH ____________________ [NOTE: INSERT DATE WHICH IS 60 DAYS AFTER LEASE EXPIRATION], UNLESS WE INFORM YOU IN WRITING BY REGISTERED MAIL OR BY OVERNIGHT MAIL DELIVERED BY A REPUTABLE NATIONAL COURIER AT THE ABOVE ADDRESS (WITH A COPY TO _______________________________________ ____________________________________) DISPATCHED BY US AT LEAST 60 DAYS PRIOR TO THE THEN EXPIRATION DATE THAT THIS LETTER OF CREDIT SHALL NOT BE EXTENDED. IN THE EVENT THIS CREDIT IS NOT EXTENDED FOR AN ADDITIONAL PERIOD AS PROVIDED ABOVE, YOU MAY DRAW HEREUNDER. SUCH DRAWING IS TO BE MADE BY MEANS OF A DRAFT ON US AT SIGHT WHICH MUST BE PRESENTED TO US BEFORE THE THEN EXPIRATION DATE OF THIS LETTER OF CREDIT. THIS LETTER OF CREDIT CANNOT BE MODIFIED OR REVOKED WITHOUT YOUR CONSENT. THIS LETTER OF CREDIT IS PAYABLE IN MULTIPLE DRAFTS AND SHALL BE TRANSFERABLE BY YOU WITHOUT ADDITIONAL CHARGE.
DRAWS MAY BE PRESENTED BY FACSIMILE TO FAX NUMBER _____________ UNDER TELEPHONE PRE-ADVICE TO ______________. FURTHER PRESENTATION OF THE ORIGINAL DRAFT AND THIS LETTER OF CREDIT IS NOT REQUIRED.
IF DEMAND FOR PAYMENT IS PRESENTED BEFORE 11:00 A.M. CENTRAL TIME, PAYMENT SHALL BE MADE TO YOU OF THE AMOUNT DEMANDED IN IMMEDIATELY AVAILABLE FUNDS NOT LATER THAN 4:00 P.M. CENTRAL TIME ON THE FOLLOWING BUSINESS DAY. IF DEMAND FOR PAYMENT IS PRESENTED AFTER 11:00 A.M. CENTRAL TIME, PAYMENT SHALL BE MADE TO YOU OF THE AMOUNT DEMANDED IN IMMEDIATELY AVAILABLE FUNDS NOT LATER THAN 4:00 P.M. CENTRAL TIME ON THE SECOND BUSINESS DAY.

EXHIBIT F
10

WE HEREBY DO UNDERTAKE TO PROMPTLY HONOR YOUR SIGHT DRAFT OR DRAFTS DRAWN ON US, INDICATING OUR LETTER OF CREDIT NO. __________ FOR THE AMOUNT AVAILABLE TO BE DRAWN ON THIS LETTER OF CREDIT UPON PRESENTATION OF YOUR SIGHT DRAFT IN THE FORM OF SCHEDULE A ATTACHED HERETO DRAWN ON US AT OUR OFFICES SPECIFIED ABOVE DURING OUR USUAL BUSINESS HOURS ON OR BEFORE THE EXPIRATION DATE HEREOF.
EXCEPT AS EXPRESSLY STATED HEREIN, THIS UNDERTAKING IS NOT SUBJECT TO ANY AGREEMENTS, REQUIREMENTS OR QUALIFICATION. OUR OBLIGATION UNDER THIS LETTER OF CREDIT IS OUR INDIVIDUAL OBLIGATION AND IS IN NO WAY CONTINGENT UPON REIMBURSEMENT WITH RESPECT THERETO OR UPON OUR ABILITY TO PERFECT ANY LIEN, SECURITY INTEREST OR ANY OTHER REIMBURSEMENT.
EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED, THIS LETTER OF CREDIT IS SUBJECT TO INTERNATIONAL STANDBY PRACTICES 1998, INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 590.
    [ISSUER OF LETTER OF CREDIT]

EXHIBIT F
11

SCHEDULE A TO LETTER OF CREDIT
for value received
pay at sight by wire transfer in immediately available funds to _________________________ the sum of U.S. $__________ drawn under irrevocable letter of credit no. __________, dated _______________, 20__, issued by _________________________.
to:    [issuer of letter of credit]
____________________________
[CITY, STATE]

EXHIBIT F
12

EXHIBIT G
Intentionally Omitted

EXHIBIT G
1

EXHIBIT G-1
STATE SPECIFIC RIDER
This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas. Capitalized terms used but not defined herein shall have the meanings given in the Lease.
.
1.     GENERAL PROVISIONS.
1.01.    Purpose. This Exhibit G-1 sets forth certain provisions particular to the state or commonwealth in which the Property is located.
1.02.    Prevailing Provisions. If there are any inconsistencies between the Lease and the provisions of this Exhibit G-1, the provisions of this Exhibit G-1 shall prevail.
2.    AMENDMENT AND SUPPLEMENTS. The following Articles and Sections of the Lease are amended and supplemented as follows:
2.01.    The following shall be added at the end of Section 4.01:
LANDLORD AND TENANT AGREE THAT EACH PROVISION OF THIS LEASE FOR DETERMINING CHARGES AND AMOUNTS PAYABLE BY TENANT (INCLUDING PROVISIONS REGARDING ADDITIONAL RENT AND ANY OTHER CHARGES PAYABLE BY TENANT UNDER THIS LEASE) IS COMMERCIALLY REASONABLE AND, AS TO EACH SUCH CHARGE OR AMOUNT, CONSTITUTES A STATEMENT OF THE AMOUNT OF THE CHARGE OR A METHOD BY WHICH THE CHARGE IS TO BE COMPUTED FOR PURPOSES OF SECTION 93.012 OF THE TEXAS PROPERTY CODE. ACCORDINGLY, TENANT AND LANDLORD HEREBY VOLUNTARILY AND KNOWINGLY WAIVE ALL RIGHTS AND BENEFITS TO WHICH THEY MAY RESPECTIVELY BE ENTITLED UNDER SECTION 93.012 OF THE TEXAS PROPERTY CODE, AS SUCH SECTION NOW EXISTS OR AS SAME MAY BE HEREAFTER AMENDED OR SUCCEEDED.
2.02.    The following shall be added after Section 19.04:
19.05.    The provisions and remedies set forth herein are intended to fully supersede the provisions of Texas Property Code §93.002 in the event Landlord reenters and repossesses the Premises and evicts tenant by self-help means and without judicial process. Landlord may, but shall not be required, to post a notice on the front door of the Premises after reentering and repossessing the Premises informing Tenant where it may obtain a new key only after payment of the delinquent rent, or other sum, or curing the Default which was the basis for Landlord’s reentry and repossession of the Premises.
19.06.    Tenant shall not claim a lien on the Rent owed to Landlord by Tenant. Tenant shall pay all Rent due under the Lease without offset or deduction for amounts which might be claimed by Tenant to be owed by Landlord. Any amounts owed by Landlord to Tenant, if any, shall be paid by separate payments and not by offsets or deductions from the Rent owed.
19.07.    If Tenant vacates, deserts, or abandons the Premises or is evicted from the Premises by Landlord and to the extent such events create a duty on the part of Landlord to mitigate its damages, then it is agreed that the following standards shall apply in determining the reasonableness of Landlord’s efforts to relet the Premises: (a)

EXHIBIT G-1
1

Landlord may elect to relet or lease other vacant and/or available space in the Building, if any, before reletting the Premises; (b) Landlord shall not be required to give preference to reletting the Premises over leasing other space in the Building to a prospective tenant who is seeking to lease space in the Building and multiple spaces could satisfy such prospective tenant’s needs; (c) Landlord may elect to consent to the leasing, assignment, or subletting of the Premises to an existing tenant in the Building instead of leasing the Premises to a tenant which was not previously a tenant in the Building; (d) Landlord may decline to lease to a prospective tenant which will cause or require Landlord to incur substantial out-of-pocket costs for refurbishing or modifying the Premises; (e) Landlord may decline to lease the Premises to a prospective tenant at rental rates less than the prevailing market rental rates, or for an amount less than the rental rate Tenant is obligated to pay under the Lease; (f) Landlord may decline to relet the Premises to a prospective tenant whose type of business or use of the Premises is, in the judgment of Landlord, not suitable or a good fit in the Building; (g) Landlord may require a prospective tenant to demonstrate the same or similar financial capability that Landlord would require of a tenant seeking to lease other space within the Building; (h) Landlord may require that any prospective tenant seeking to lease the Premises must demonstrate financial capacity similar to the financial capacity of Tenant at the commencement of the Lease; (i) Landlord may decline to relet the Premises to a prospective tenant whose operations could breach a covenant in the Lease or any exclusivity provision granted to another tenant in the Building. Landlord listing the Premises as available for lease with a broker or agent similar to the other vacant spaces in the Building shall constitute a presumption that Landlord has exercised reasonable efforts to advertise and relet the Premises, and Landlord shall not be required to make special efforts to relet the Premises beyond the normal and reasonable efforts made to lease other vacant spaces within the Building.
2.03.    The following shall be added at the end of Article 20:
TENANT HEREBY WAIVES AND SURRENDERS, FOR ITSELF AND FOR ALL PERSONS OR ENTITIES CLAIMING BY, THROUGH AND UNDER TENANT, ANY RIGHTS, PRIVILEGES AND LIENS SET OUT UNDER SECTION 91.004(B) OF THE TEXAS PROPERTY CODE (AS SUCH SECTION NOW EXISTS OR AS SAME MAY BE HEREAFTER AMENDED AND/OR SUCCEEDED), AND TENANT EXEMPTS LANDLORD FROM ANY LIABILITY OR DUTY THEREUNDER.
2.04.    The following shall be added after Section 26.20:
26.21    TO THE MAXIMUM EXTENT PERMITTED UNDER APPLICABLE LAW, TENANT HEREBY WAIVES ALL OF ITS RIGHTS UNDER THE TEXAS DECEPTIVE TRADE PRACTICES – CONSUMER PROTECTION ACT, SECTION 17.41 ET. SEQ. OF THE TEXAS BUSINESS AND COMMERCE CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS. AFTER CONSULTATION WITH AN ATTORNEY OF TENANT’S OWN SELECTION, TENANT VOLUNTARILY CONSENTS TO SUCH WAIVER.
2.05.    The following shall be added at the end of the first paragraph in Section 2.04 in Exhibit B:
Notwithstanding anything in this Lease to the contrary, Taxes shall include the so called “franchise tax” or “margin tax” imposed under Chapter 171 of the Texas Tax Code, as the same may be amended, renewed or replaced from time to time.
2.06.    The following shall be added at the end of Section 2.04 in Exhibit B:
TO THE MAXIMUM EXTENT ALLOWED BY LAW, TENANT HEREBY WAIVES ALL RIGHTS TO PROTEST THE APPRAISED VALUE OF THE BUILDING INCLUDING THE PREMISES OR APPEAL THE SAME AND ALL RIGHTS TO RECEIVE NOTICES OF

EXHIBIT G-1
2

REAPPRAISALS SET FORTH IN SECTIONS 41.413 AND 42.015 OF THE TEXAS TAX CODE.

EXHIBIT G-1
3

EXHIBIT H

PARKING AGREEMENT

This Exhibit is attached to and made a part of the Office Lease Agreement (the “Lease”) by and between EQC CAPITOL TOWER PROPERTY LLC, a Delaware limited liability company (“Landlord”) and CROWDSTRIKE, INC., a Delaware corporation (“Tenant”) for space in the Building (as defined in the Lease) located at 206 East 9th Street, Austin, Texas. Capitalized terms used but not defined herein shall have the meanings given in the Lease.
1.    Landlord hereby grants to Tenant a license to use 40 parking spaces (the "Initial Spaces") in the parking facility located at the Property (“Parking Facility”), up to 2 of which may be reserved spaces and the balance of which shall be non-reserved parking spaces, on the terms and conditions set forth in this Exhibit. Commencing on the Premises Delivery Date, Landlord grants to Tenant a license to use up to 50 additional parking spaces (the "Lease Term Additional Parking Spaces") in the Parking Facility, up to 3 of which may be reserved spaces and the balance of which shall be non-reserved spaces. The term of such license as to the Initial Spaces shall commence on the Effective Date under the Lease, and the term of such license as to the Lease Term Additional Parking Spaces shall commence on the Premises Delivery Date under the Lease. The term of such license as to the Initial Spaces and the Lease Term Additional Spaces shall continue until the earlier to occur of the Termination Date under the Lease or the earlier termination of the Lease or Tenant’s right to occupy the Premises, or Tenant’s abandonment of the Premises thereunder. Tenant shall not have the right to use more than the number of spaces set forth above with respect to any period. Tenant may use parking spaces on an unlimited 24/7 basis, subject to the terms of this Exhibit, including, without limitation, Section 3 below). During the term of such licenses, Tenant shall pay Landlord the then-current monthly garage rate, plus tax, per parking space per month, which rate is subject to change by Landlord at any time so long as any rate change is consistent with fair market pricing for comparable parking facilities (the “Parking Charge”), payable in advance on the first day of each month (and on the Effective Date, if the Effective Date is not the first day of a month); provided, from the Effective Date through the first (1st) anniversary of the Commencement Date, the charge for each reserved parking space shall be $300 per month, plus applicable taxes, and the charge for each unreserved parking space shall be $200 per month, plus applicable taxes. Unless otherwise directed by Landlord, the Parking Charge and other sums due hereunder shall be paid to Landlord in the same manner that monthly Base Rent is paid to Landlord under the Lease. No deductions from the monthly charge shall be made for days on which the Parking Facility or any parking spaces are not used by Tenant.
2.    Tenant shall at all times comply with all applicable Laws respecting the use of the Parking Facility. Landlord reserves the right to adopt, modify and enforce reasonable, non-discriminatory rules (“Rules”) governing the use of the Parking Facility from time to time including any parking sticker, key-card, or other identification or entrance system and hours of operation. Tenant shall comply with all such Rules, including, without limitation, the Rules attached hereto as Exhibit H-1 and shall cause any of the Tenant Related Parties using the Parking Facility (“Tenant Users”) to comply with such Rules. To the extent permitted under applicable Laws, Landlord may refuse to permit any person who violates such Rules to park in the Parking Facility, and any violation of the Rules shall subject the applicable car to removal by towing from the Parking Facility.
3.    Except for any reserved parking spaces licensed to Tenant hereunder, the parking spaces Tenant is permitted to use hereunder shall be provided, subject to availability, on a non-designated “first-come, first-served” basis. Landlord reserves the right to assign specific parking spaces, and to reserve parking spaces for visitors, small cars, handicapped persons and for other tenants, types of tenants or guests of tenants or other parties, which assignment and reservation or passes may be relocated as determined by Landlord from time to time, and Tenant shall not park in any location designated for assigned or reserved parking spaces. Tenant acknowledges that the Parking Facility may be closed entirely or in part in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the Parking

EXHIBIT H
1

Facility, or if required by casualty, strike, condemnation, act of God, governmental law or requirement or other reason beyond the reasonable control of the party operating the Parking Facility. Landlord will use commercially reasonable efforts to return the affected portion of the Parking Facility to its full use as quickly as reasonably possible, and Tenant will not be entitled to any abatement or reduction of Parking Charges.
4.    If Tenant shall Default under this Exhibit, Landlord shall have the right to remove from the Parking Facility any vehicles hereunder which shall have been involved or shall have been owned or driven by parties involved in causing such Default, without liability therefor whatsoever. In addition, if Tenant shall Default under this Exhibit, Landlord shall have the right to terminate the license and the rights granted to Tenant under this Exhibit, on 10 days’ written notice, unless within such 10-day period, Tenant cures such Default. If Tenant Defaults with respect to the same term or condition under this Exhibit more than 3 times during any 12-month period, and Landlord notifies Tenant thereof promptly after each such Default, the next Default of such term or condition during the succeeding 12-month period, shall, at Landlord’s election, constitute an incurable Default. Such license termination right shall be cumulative and in addition to any other rights or remedies available to Landlord at law or equity, or provided under the Lease.
5.    Tenant shall not assign, sublease or transfer any of its rights under this Exhibit without the consent of Landlord, other than in connection with a permitted assignment or sublease of the Premises pursuant to Article 11 of the Lease.
6.    Landlord hereby reserves the right to enter into a management agreement or lease with an entity for the Parking Facility (“Parking Facility Operator”). In such event, Tenant (or, at the option of Landlord or the Parking Facility Operator, the Tenant Users), upon request of Landlord, shall enter into a parking agreement with the Parking Facility Operator (provided Tenant shall still be obligated to comply with the provisions of this Exhibit) and shall pay the Parking Facility Operator the monthly charge established hereunder, and, to the extent permitted under applicable Laws, Landlord shall have no liability for claims arising through acts or omissions of the Parking Facility Operator. It is understood and agreed that the identity of the Parking Facility Operator may change from time to time during the Lease Term. In connection therewith, any parking lease or agreement entered into between Tenant or the Tenant Users and a Parking Facility Operator shall be freely assignable by such Parking Facility Operator or any successors thereto.
7.    TENANT ACKNOWLEDGES AND AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, NEITHER LANDLORD NOR ANY OF THE LANDLORD RELATED PARTIES SHALL BE RESPONSIBLE FOR AND TENANT WAIVES, ON BEHALF OF ITSELF AND ANY TENANT USERS, ANY CLAIMS FOR LOSS OR DAMAGE TO TENANT OR ANY TENANT USER OR THE PROPERTY OF ANY SUCH PARTIES (INCLUDING, WITHOUT LIMITATION, ANY LOSS OR DAMAGE TO TENANT’S AND/OR TENANT’S USERS’ AUTOMOBILES OR THE CONTENTS THEREOF DUE TO THEFT, VANDALISM OR ACCIDENT) ARISING FROM OR RELATED TO TENANT’S OR SUCH TENANT’S USERS’ USE OF THE PARKING FACILITY OR EXERCISE OF ANY RIGHTS UNDER THIS EXHIBIT. In all events, Tenant agrees to look first to its insurance carrier and to require that Tenant’s Users look first to their respective insurance carriers for payment of any losses sustained in connection with any use of the Parking Facility. Tenant shall cause its insurance company to waive all rights of subrogation against Landlord or the Landlord Related Parties for or with respect to the matters described above or herein.
8.    Without limiting the provisions of Section 7 above, to the extent permitted under applicable Laws, Tenant, on behalf of itself and the Tenant Users hereby voluntarily releases, discharges, waives and relinquishes any and all actions or causes of action for personal injury or property damage occurring to Tenant or to such Tenant Users arising as a result of parking in the Parking Facility, or any activities incidental thereto, wherever or however the same may occur, and further agrees that neither Tenant nor the Tenant Users will prosecute any claim for personal injury or property damage against Landlord or any of the Landlord Related Parties for

EXHIBIT H
2

any said causes of action. It is the intention of Tenant by this instrument, to exempt and relieve Landlord and the Landlord Related Parties from liability for personal injury or property damage caused by negligence, to the extent permitted under applicable Laws. To the extent permitted by law, the use of the parking spaces shall be at the sole risk of Tenant and/or the Tenant Users.

EXHIBIT H
3

EXHIBIT H-1
PARKING FACILITY RULES
As used in these rules, the “operator of the Parking Facility” is deemed to mean Landlord or any third party operator of the Parking Facility designated by Landlord. Capitalized terms used but not defined in this Exhibit shall have the meanings given in the immediately preceding Exhibit or, if applicable, in the Lease.
1.    Parking Facility hours shall be as set forth in Exhibit H. Neither Tenant nor the Tenant Users shall store any automobiles in the Parking Facility without the prior written consent of the operator of the Parking Facility. Except for emergency repairs, neither Tenant nor the Tenant Users shall perform any work on any automobiles while located in the Parking Facility, or on the Property. If it is necessary for Tenant or the Tenant Users to leave an automobile in the Parking Facility overnight, Tenant or the Tenant Users, as applicable, shall provide the operator of the Parking Facility with prior notice thereof designating the license plate number and model of such automobile.
2.    Cars must be parked entirely within the painted stall lines, and only small cars may be parked in areas reserved for small cars. Every parker must park “head in” and may not back into parking spaces.
3.    All directional signs and arrows must be observed.
4.    The speed limit shall be 5 miles per hour unless otherwise posted.
5.    Parking spaces reserved for handicapped persons must be used only by vehicles properly designated as such.
6.    Parking is prohibited in all areas not expressly designated for parking, including without limitation:
    (a)    Areas not striped for parking
    (b)    aisles
    (c)    where “no parking” signs are posted
    (d)    ramps
    (e)    loading zones
    (f)    spaces marked as reserved for other parkers
7.    Parking stickers, key cards or any other devices or forms of identification permitting entry into the Parking Facility (“Entry Devices”) supplied by the operator of the Parking Facility, if any, shall remain the property of the operator. Such Entry Devices must be displayed as requested and may not be mutilated in any manner. The serial number of the Entry Devices may not be obliterated. Entry Devices are not transferable and, at the request of the operator of the Parking Facility, shall be assigned to specific individuals, and may not be used to permit entry into the Parking Facility by more than one vehicle at a time. Any Entry Device in the possession of an unauthorized holder shall be void. The operator of the Parking Facility shall have the right to require Tenant or the Tenant Users to place a deposit on such Entry Devices and to pay a fee for any lost or damaged Entry Devices.
8.    Monthly fees, if any, shall be payable in advance prior to the first day of each month. Failure to do so shall automatically cancel parking privileges and a charge at the prevailing daily parking rate shall be due, with no refund or offset of such daily parking rate charges against subsequent payments made for monthly parking fees.
9.    Parking Facility attendants, if any, are not authorized to make or allow any exceptions to these Rules.

EXHIBIT H-1
1

10.    Every parker is required to park and lock his/her own car.
11.    Loss or theft of Entry Devices must be reported to Landlord and to the operator of the Parking Facility immediately. Any Entry Devices reported lost or stolen found on any unauthorized car shall be confiscated and the illegal holder shall be subject to prosecution. Lost or stolen Entry Devices found by Tenant or the Tenant Users must be reported to the operator of the Parking Facility immediately.
12.    Washing, waxing, cleaning or servicing of any vehicle by Tenant or the Tenant Users is prohibited. Parking spaces may be used only for parking automobiles.
13.    To the extent permitted by applicable laws, the operator of the Parking Facility reserves the right to remove by towing any vehicle from the Parking Facility without liability whatsoever, at such violator’s risk and expense, if a vehicle is parked in the Parking Facility and lacks a license plate, or is in an obvious state of disrepair, or is parked overnight.
14.    Notwithstanding any other provision of the Lease, under no circumstances shall Tenant or the Tenant Users place or store any of the following in or about the Parking Facility or any vehicle located therein: (i) combustible materials or substances (other than fuel in the gas tank or oil in the engine of the vehicles parked in the Parking Facility), (ii) Hazardous Materials (as defined in the Lease), or (iii) materials or substances that are regulated by Environmental Laws (as defined in the Lease). Without limiting the foregoing, Landlord and/or the Landlord Related Parties shall have the right to prohibit and to require the immediate removal of any vehicle that is leaking significant amounts of fuel, oil, coolant, or other fluids or vapors. Tenant and the Tenant Users shall indemnify, defend and hold Landlord and the Landlord Related Parties harmless from any expense, cost and liability arising directly or indirectly from Tenant’s or the Tenant’s Users’ violation of this Section 14, which indemnification obligation shall survive the expiration or earlier termination of the Lease.
15.    By signing the Lease, Tenant agrees to acquaint all Tenant Users with these Rules and to cause them to comply with these rules.

EXHIBIT H-1
2

EXHIBIT I
FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

[Attached]

1

AFTER RECORDING, RETURN TO:

Berkadia Commercial Mortgage LLC
323 Norristown Road, Suite 300
Ambler, PA 19002
Attn: Client Relations Manager – Loan # 010072830

SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE

SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT

    This Subordination, Non-Disturbance and Attornment Agreement ("Agreement"), is made as of this day of January 2, 2018 among Wells Fargo Bank National Association, not individually, but solely as Trustee for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C1, under that certain Pooling and Servicing Agreement dated as of February 1, 2011 (“Lender”), by and through Berkadia Commercial Mortgage LLC, a Delaware limited liability company, its Sub Servicer on behalf of KeyBank National Association, Inc., pursuant to the Sub Servicing Agreement dated as of March 30, 2012, January 18, 2013 (“Amended and Restated Sub Servicing Agreement”), June 24, 2013 (“First Amendment to Amended and Restated Sub Servicing Agreement”) January 06, 2014 (“Second Amendment to Amended and Restated Sub Servicing Agreement”), April 03, 2015 (“Amendment No. 3 to Amended and Restated Sub Servicing Agreement”) and October 13, 2015 (“Amendment No. 4 to Amended and Restated Sub Servicing Agreement”) EQC Capitol Tower Property LLC, a Delaware limited liability company ("Landlord"), and Crowdstrike Inc., a Delaware corporation ("Tenant").

Background

A.Lender is the owner and holder of a deed of trust or mortgage or other similar security instrument (either, the “Security Instrument”), covering, among other things, the real property commonly known and described as Capitol Tower Investors and further described on Exhibit “A” attached hereto and made a part hereof for all purposes, and the building and improvements thereon (collectively, the “Property”).
B.Tenant is the lessee under that certain lease agreement between Landlord and Tenant dated _____ ("Lease"), demising a portion of the Property described more particularly in the Lease ("Leased Space").

C.Landlord, Tenant and Lender desire to enter into the following agreements with respect to the priority of the Lease and Security Instrument.

    NOW, THEREFORE, in consideration of the mutual promises of this Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

1.Subordination. Tenant agrees that the Lease, and all estates, options and rights created under the Lease, hereby are subordinated and made subject to the lien and priority of the Security Instrument.

2.Nondisturbance. Lender agrees that no foreclosure (whether judicial or nonjudicial), deed-in-lieu of foreclosure, or other sale of the Property in connection with enforcement of the Security Instrument or otherwise in satisfaction of the underlying loan shall operate to terminate the Lease or Tenant's rights thereunder to possess and use the Leased Space provided, however, that (a) the term of the Lease has commenced, (b) Tenant is in possession of the Leased Space, and (c) the Lease is in full force and effect and no uncured default exists under the Lease, beyond any applicable notice and cure periods.

3.Attornment. Tenant agrees to attorn to and recognize as its landlord under the Lease each party acquiring legal title to the Property by foreclosure (whether judicial or nonjudicial) of the Security Instrument, deed-in-lieu of foreclosure, or other sale in connection with enforcement of the Security Instrument or otherwise in satisfaction of the underlying loan ("Successor Owner"). Provided that the conditions set forth in Section 2 above are met at the time Successor Owner becomes owner of the Property, Successor Owner shall perform all obligations of the landlord under the Lease arising from and after the date title to the Property was transferred to Successor Owner. In no event, however, will any Successor Owner be: (a) liable for any default, act or omission of any prior landlord under the Lease (except that Successor Owner shall not be relieved from the obligation to cure any defaults which are non-monetary and continuing in nature, and such that Successor Owner’s failure to cure would constitute a continuing default under the Lease; for the avoidance of doubt, defaults which are non-monetary include repair and
2

maintenance defaults even though curing such defaults may require the expenditure of money); (b) subject to any offset or defense which Tenant may have against any prior landlord under the Lease; (c) bound by any payment of rent or additional rent made by Tenant to Landlord more than 30 days in advance; (d) bound by any modification or supplement to the Lease, or waiver of Lease terms, which revise Tenant’s or Landlord’s monetary obligations under the Lease, modifies the term of the Lease, the parties’ termination rights or the description of the Leased Space, made without Lender’s written consent thereto; (e) liable for the return of any security deposit or other prepaid charge paid by Tenant under the Lease, except to the extent such amounts were actually received by Lender; (f) liable or bound by any right of first refusal or option to purchase all or any portion of the Property; or (g) liable for construction, completion or payment to Tenant for any improvements to the Property or as required under the Lease for Tenant's use and occupancy (whenever arising); provided, however, this clause (g) shall in no way modify, limit or impair any obligation of Successor Owner to perform maintenance and repair obligations to existing improvements and provided further, that if Successor Owner fails to perform any such maintenance and repair obligations, then Tenant shall have all rights and remedies available to it in the Lease, at law, and in equity. Although the foregoing provisions of this Agreement are self-operative, Tenant agrees to execute and deliver to Lender or any Successor Owner such further instruments as Lender or a Successor Owner may from time to time request in order to confirm this Agreement. If any liability of Successor Owner does arise pursuant to this Agreement, such liability shall be limited to Successor Owner's interest in the Property.

4.Rent Payments; Notice to Tenant Regarding Rent Payments. Tenant agrees not to pay rent more than one (1) month in advance unless otherwise specified in the Lease. After notice is given to Tenant by Lender that Landlord is in default under the Security Instrument and that the rentals under the Lease should be paid to Lender pursuant to the assignment of leases and rents granted by Landlord to Lender in connection therewith, Tenant shall thereafter pay to Lender all rent and all other amounts due or to become due to Landlord under the Lease, and Landlord hereby expressly authorizes Tenant to make such payments to Lender upon reliance on Lender's written notice (without any inquiry into the factual basis for such notice or any prior notice to or consent from Landlord) and hereby releases Tenant from all liability to Landlord in connection with Tenant's compliance with Lender's written instructions.

5.Lender Opportunity to Cure Landlord Defaults. Tenant agrees that, until the Security Instrument is satisfied of record by Lender, it will not exercise any remedies under the Lease following a Landlord default without having first given to Lender (a) written notice of the alleged Landlord default and (b) the opportunity to cure such default within the time periods provided for cure by Landlord, measured from the time notice is received by Lender. Tenant acknowledges that Lender is not obligated to cure any Landlord default, but if Lender elects to do so, Tenant agrees to accept cure by Lender as that of Landlord under the Lease and will not exercise any right or remedy under the Lease for a Landlord default. Performance rendered by Lender on Landlord's behalf is without prejudice to Lender's rights against Landlord under the Security Instrument or any other documents executed by Landlord in favor of Lender in connection therewith.

6.Miscellaneous.

(a)Notices. All notices under this Agreement will be effective only if made in writing and addressed to the address for a party provided below such party's signature. A new notice address may be established from time to time by written notice given in accordance with this Section. All notices will be deemed received only upon actual receipt. Notice to outside counsel or parties other than the named Tenant, Lender and Landlord, now or hereafter designated by a party as entitled to notice, are for convenience only and are not required for notice to a party to be effective in accordance with this section.

(b)Entire Agreement; Modification. This Agreement is the entire agreement between the parties relating to the subordination and nondisturbance of the Lease, and supersedes and replaces all prior discussions, representations and agreements (oral and written) with respect to the subordination and nondisturbance of the Lease. This Agreement controls any conflict between the terms of this Agreement and the Lease. This Agreement may not be modified, supplemented or terminated, nor any provision hereof waived, unless by written agreement of Lender and Tenant, and then only to the extent expressly set forth in such writing.

(c)Binding Effect. This Agreement binds and inures to the benefit of each party hereto and their respective heirs, executors, legal representatives, successors and assigns, whether by voluntary action of the parties or by operation of law. If the Security Instrument is a deed of trust, this Agreement is entered into by the trustee of the Security Instrument solely in its capacity as trustee and not individually.

3

(d)Unenforceability. Any provision of this Agreement which is determined by a government body or court of competent jurisdiction to be invalid, unenforceable or illegal shall be ineffective only to the extent of such holding and shall not affect the validity, enforceability or legality of any other provision, nor shall such determination apply in any circumstance or to any party not controlled by such determination.

(e)Construction of Certain Terms. Defined terms used in this Agreement may be used interchangeably in singular or plural form, and pronouns cover all genders. Unless otherwise provided herein, all days from performance shall be calendar days, and a "business day" is any day other than Saturday, Sunday and days on which Lender is closed for legal holidays, by government order or weather emergency.

(f)Governing Law. This Agreement shall be governed by the laws of the State in which the Property is located (without giving effect to its rules governing conflicts of laws).

(g)WAIVER OF JURY TRIAL. TENANT, AS AN INDUCEMENT FOR LENDER TO PROVIDE THIS AGREEMENT AND THE ACCOMMODATIONS TO TENANT OFFERED HEREBY, HEREBY WAIVES ITS RIGHT, TO THE FULL EXTENT PERMITTED BY LAW, AND AGREES NOT TO ELECT, A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS AGREEMENT.

(h)Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together constitute a fully executed agreement even though all signatures do not appear on the same document.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK
SIGNATURES AND NOTARIES APPEAR ON THE FOLLOWING PAGES

4

    IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

LENDER:	LENDER NOTICE ADDRESS:
Wells Fargo Bank National Association, not individually, but solely as Trustee for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C1, Trustee

By: Berkadia Commercial Mortgage LLC, a Delaware limited liability company, its Sub Servicer

By:
Name:     Gary A. Routzahn
Title:     Authorized Representative

Wells Fargo Bank National Association, not individually, but solely as Trustee for the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through Certificates Series 2011-C1, Trustee

c/o Berkadia Commercial Mortgage LLC
323 Norristown Road, Suite 300
Ambler, PA 19002
Attn:    Client Relations Manager
    For Loan # 010072830

Notary Acknowledgment for Lender:
COMMONWEALTH OF PENNSYLVANIA: : ss COUNTY OF MONTGOMERY s:

On ______________________, before me, ______________________, Notary Public, personally appeared Gary A. Routzahn, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the Commonwealth of Pennsylvania that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

SIGNATURE OF NOTARY PUBLIC
{seal}

[Tenant’s Signature and Acknowledgment continued on next page]

5

TENANT:	TENANT NOTICE ADDRESS:
CrowdStrike, Inc., a Delaware corporation By: Name:	CrowdStrike 150 Mathilda Place, 3rd Floor Sunnyvale, CA 94086 Attn: Robin Cline

Notary Acknowledgment for Tenant:
: : ss :

On ______________________, before me, ______________________, Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of              that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

SIGNATURE OF NOTARY PUBLIC
{seal}

[Landlord’s Signature and Acknowledgment continued on next page]

6

LANDLORD: EQC Capitol Tower Property LLC, a Delaware limited liability company
LANDLORD NOTICE ADDRESS:

Equity Commonwealth Management LLC
Two North Riverside Plaza
Suite 2100
Chicago, Illinois 60606
Attention: Legal Department-Leasing

With a copy to:
Equity Commonwealth Management LLC
Two North Riverside Plaza
Suite 2100
Chicago, Illinois 60606
Attention: General Counsel

By: Name:

Notary Acknowledgment for Landlord:
: : ss :

On ______________________, before me, ______________________, Notary Public, personally appeared ________________________________________, who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument, the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.
I certify under PENALTY OF PERJURY under the laws of the State of              that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

SIGNATURE OF NOTARY PUBLIC
{seal}
7

Exhibit “A”
(Legal Description of the Property)

1